UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2016

Gateway Fund

Portfolio Review  page 1

Portfolio of Investments page 8

Financial  Statements  page 19

Notes to Financial Statements page 25

GATEWAY FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GATEX
Michael T. Buckius, CFA®	Class C GTECX
Paul R. Stewart, CFA®	Class Y GTEYX
Kenneth H. Toft, CFA®
Gateway Investment Advisers, LLC

Investment Goal

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Market Conditions

Surprises were a hallmark of 2016. Surprises in the first half of the year included the S&P 500® Index‘s 10.27% loss through February 11, 2016, and a steady decline in the yield on the 10-year U.S. Treasury Note, despite the Federal Reserve preparing investors for multiple rate hikes in 2016. Though equities had recovered into positive territory by the end of the first quarter, falling interest rates contributed to the bond market’s surprising outperformance of the stock market over the first half of the year. Equity market conditions were calm in the second half of the year despite the United Kingdom (U.K.) voting to leave the European Union and Donald Trump winning the U.S. presidential election. Neither outcome was expected and both were forecast to have a negative impact on capital markets in the unlikely event they came to pass. The S&P 500® Index declined 5.34% in the two days after the U.K. vote, but quickly recovered and advanced until mid-August. The S&P 500® Index declined 4.38% from August 15, 2016, through November 4, 2016 as both the Trump and Clinton campaigns struggled with negative developments. However, the equity market advanced steadily after the election, propelled by anticipation of pro-growth economic policies from the incoming Trump administration and mostly positive quarterly earnings and economic reports. Interest rates rose in the second half of the year, accelerating after the election, and driving the Bloomberg Barclays U.S. Aggregate Bond Index to a loss of 2.53% over the last six months. Fundamentally, seven consecutive quarters of aggregate S&P 500® Index earnings declines came to an end in the third quarter and third quarter GDP growth of 3.5% was the highest rate in two years.

Implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (the VIX), averaged 15.83 for the year, based on the daily closing values. This is well below its long-term average of 19.71 and a somewhat counter-intuitive outcome for an election year that included a great deal of uncertainty and multiple unexpected events. However, below-average volatility is not uncommon in election years and the pattern of volatility in 2016 was similar to typical election years in that the highest volatility readings came early in the year, troughed in the third quarter and rose in October and November.

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Performance Results

For the 12 months ended December 31, 2016, Class A shares of the Gateway Fund returned 5.23% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 11.96% for the same period.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by writing at-the-money index call options against the full value of its underlying equity portfolio, substituting a less variable option premium for potential market price appreciation. It also uses some of the cash flow to mitigate sudden and severe price declines in the equity portfolio by purchasing out-of-the-money index put options. An index option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is described as being out-of-the money when the price of the underlying index is above the put option’s strike price. It is the net premium-to-earn from selling index call options less the price of protective put options that is a significant factor affecting the Fund’s performance. In the long term, the combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk.

Throughout 2016, the Fund’s two-part option strategy delivered protection during equity market declines and participation during market advances. The Fund’s downside protection was consistent throughout the year, delivering shallower losses than the S&P 500® Index in each of the three market drawdowns: from December 31, 2015 to February 11, 2016, the Fund’s -5.28% return held up better by 499 basis points (bps); from June 23, 2016 to June 27, 2016, the Fund’s -2.27% return held up better by 307 bps and from August 15, 2016 to November 4, 2016, the Fund’s -1.10% return held up better by 328 bps. Though collecting premiums from writing index call options generally allows the Fund to generate a positive return when the S&P 500® Index advances, call option positions that expire or are closed out when the Index is well above the option’s strike price may generate realized losses. The consistently low volatility environment during the year produced cash flow from call writing that was insufficient for the Fund to keep pace with the market’s above-average rate of advance. Thus, call option positions detracted from the Fund’s return in three out of four quarters for the year. From February 11th to year-end, the Fund’s return of 11.10% underperformed the S&P 500® Index by 13.67 percentage points. The return of the Fund over this period was in line with expectations in a rapidly rising, low-volatility market environment.

The Fund’s equity portfolio returned 13.31% for the year, a performance differential of positive 135 bps versus the S&P 500® Index, which contributed to its return. Consistent with its investment objective, the measured risk of the Fund was low relative to the U.S. equity market, as its standard deviation for 2016 was 5.98% versus 13.30% for the S&P 500® Index.

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GATEWAY FUND

Outlook

As we transition from the old year to the new one, we close the books on a year of unexpected events. But with key market elements including interest rates, monetary policy, market volatility and corporate earnings at possible inflection points, 2017 may deliver some significant turning points of its own. As the trends play out, they could contribute significantly either on the positive or negative side for stocks and bonds.

Gateway’s investment philosophy maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Gateway’s investment philosophy also holds that consistency is the key to long-term investment success and that generating cash flow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means to participate in equity markets. By staying true to its philosophy and managing the Gateway Fund consistently with the firm’s historical approach, Gateway will continue to help investors manage risk while pursuing long-term return in this challenging and uncertain environment.

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Hypothetical Growth of $10,000 Investment in Class A Shares1,5

December 31, 2006 through December 31, 2016

Top ten holdings as of December 31, 2016

Security name		% of net assets
1	Apple, Inc.	3.17%
2	Microsoft Corp.	2.51
3	Exxon Mobil Corp.	2.01
4	JPMorgan Chase & Co.	1.85
5	Berkshire Hathaway, Inc.	1.84
6	Johnson & Johnson	1.64
7	Amazon.com, Inc.	1.58
8	Facebook, Inc.	1.50
9	General Electric Co.	1.47
10	Bank of America Corp.	1.45

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

See notes to chart on page 5.

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GATEWAY FUND

Average Annual Total Returns — December 31, 20165

				Expense Ratios[6]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 12/07/77)[1]
NAV	5.23%	4.74%	3.03%	1.01%	0.94%
With 5.75% Maximum Sales Charge	-0.81	3.51	2.42

Class C (Inception 2/19/08)[1]
NAV	4.42	3.94	2.25	1.76	1.70
With CDSC[2]	3.42	3.94	2.25

Class Y (Inception 2/19/08)[1]
NAV	5.48	4.99	3.25	0.76	0.70

Comparative Performance
S&P 500® Index[3]	11.96	14.66	6.95
Bloomberg Barclays U.S. Aggregate Bond Index[4]	2.65	2.23	4.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust. The Fund is the successor to the Predecessor Fund. Prior to 2/15/08 performance of Class A shares is that of the Predecessor Fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the Predecessor Fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the Predecessor Fund.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This agreement is set to expire on 4/30/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2016 through December 31, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,039.00	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77
Class C
Actual	$1,000.00	$1,035.20	$8.70
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62
Class Y
Actual	$1,000.00	$1,040.30	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70% and 0.70% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2016

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 97.1% of Net Assets
	Aerospace & Defense — 1.8%
333,048	Boeing Co. (The)(b)	$51,848,913
198,576	Raytheon Co.(b)	28,197,792
47,565	TransDigm Group, Inc.(b)	11,841,782
439,375	United Technologies Corp.(b)	48,164,288

		140,052,775

	Air Freight & Logistics — 0.7%
439,597	United Parcel Service, Inc., Class B(b)	50,395,400

	Airlines — 0.6%
112,758	Alaska Air Group, Inc.(b)	10,005,017
339,779	American Airlines Group, Inc.(b)	15,864,282
209,953	JetBlue Airways Corp.(b)(c)	4,707,146
237,587	United Continental Holdings, Inc.(b)(c)	17,315,341

		47,891,786

	Auto Components — 0.2%
50,247	Adient PLC(c)	2,944,474
75,907	Autoliv, Inc.(b)	8,588,877
160,289	Cooper Tire & Rubber Co.(b)	6,227,228

		17,760,579

	Automobiles — 0.5%
2,669,073	Ford Motor Co.(b)	32,375,856
28,971	Tesla Motors, Inc.(b)(c)	6,190,813

		38,566,669

	Banks — 6.7%
299,428	Associated Banc - Corp(b)	7,395,872
5,025,154	Bank of America Corp.(b)	111,055,903
1,601,427	Citigroup, Inc.(b)	95,172,807
1,037,084	Huntington Bancshares, Inc.(b)	13,710,250
1,646,501	JPMorgan Chase & Co.(b)	142,076,571
189,753	Old National Bancorp(b)	3,444,017
782,655	U.S. Bancorp(b)	40,204,987
1,884,161	Wells Fargo & Co.(b)	103,836,113

		516,896,520

	Beverages — 2.0%
1,639,418	Coca-Cola Co. (The)(b)	67,970,270
310,572	Monster Beverage Corp.(b)(c)	13,770,763
702,457	PepsiCo, Inc.(b)	73,498,076

		155,239,109

	Biotechnology — 2.9%
647,935	AbbVie, Inc.(b)	40,573,690
144,748	Alexion Pharmaceuticals, Inc.(b)(c)	17,709,918
299,292	Amgen, Inc.(b)	43,759,483
107,014	Biogen, Inc.(b)(c)	30,347,030
343,133	Celgene Corp.(b)(c)	39,717,645

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
536,749	Gilead Sciences, Inc.(b)	$38,436,596
17,121	Shire PLC, Sponsored ADR	2,917,076
144,295	Vertex Pharmaceuticals, Inc.(b)(c)	10,630,212

		224,091,650

	Building Products — 0.5%
271,553	Fortune Brands Home & Security, Inc.(b)	14,517,224
502,475	Johnson Controls International PLC(b)	20,696,945

		35,214,169

	Capital Markets — 2.4%
120,536	Affiliated Managers Group, Inc.(b)(c)	17,513,881
775,101	Charles Schwab Corp. (The)(b)	30,593,237
162,200	CME Group, Inc.(b)	18,709,770
268,031	Eaton Vance Corp.(b)	11,225,138
174,018	Goldman Sachs Group, Inc. (The)(b)	41,668,610
323,643	Intercontinental Exchange, Inc.(b)	18,259,938
220,119	Legg Mason, Inc.(b)	6,583,759
746,900	Morgan Stanley(b)	31,556,525
185,699	TD Ameritrade Holding Corp.(b)	8,096,476
148,968	Waddell & Reed Financial, Inc., Class A	2,906,366

		187,113,700

	Chemicals — 1.9%
21,205	AdvanSix, Inc.(c)	469,479
68,520	Ashland Global Holdings, Inc.(b)	7,488,551
76,246	Celanese Corp., Series A(b)	6,003,610
599,063	Dow Chemical Co. (The)(b)	34,278,385
383,052	E.I. du Pont de Nemours & Co.(b)	28,116,017
194,173	Eastman Chemical Co.(b)	14,603,751
51,809	Ingevity Corp.(c)	2,842,242
213,617	LyondellBasell Industries NV, Class A(b)	18,324,066
186,277	Monsanto Co.(b)	19,598,203
123,235	Olin Corp.	3,156,048
194,640	RPM International, Inc.(b)	10,477,471

		145,357,823

	Commercial Services & Supplies — 0.3%
268,596	Waste Management, Inc.(b)	19,046,142

	Communications Equipment — 1.1%
2,348,322	Cisco Systems, Inc.(b)	70,966,291
136,704	Motorola Solutions, Inc.(b)	11,331,395
39,211	Palo Alto Networks, Inc.(b)(c)	4,903,335

		87,201,021

	Consumer Finance — 0.7%
135,739	Ally Financial, Inc.	2,581,756
354,603	American Express Co.(b)	26,268,990
304,571	Discover Financial Services(b)	21,956,523

		50,807,269

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	Containers & Packaging — 0.4%
156,723	Avery Dennison Corp.(b)	$11,005,089
137,926	Sonoco Products Co.(b)	7,268,700
242,621	WestRock Co.(b)	12,317,868

		30,591,657

	Distributors — 0.3%
209,295	Genuine Parts Co.(b)	19,996,044

	Diversified Financial Services — 1.8%
864,424	Berkshire Hathaway, Inc., Class B(b)(c)	140,883,824

	Diversified Telecommunication Services — 2.5%
2,408,937	AT&T, Inc.(b)	102,452,091
72,573	SBA Communications Corp., Class A(c)	7,493,888
1,588,870	Verizon Communications, Inc.(b)	84,813,880

		194,759,859

	Electric Utilities — 1.5%
461,146	Alliant Energy Corp.(b)	17,472,822
789,602	American Electric Power Co., Inc.(b)	49,713,342
492,206	Duke Energy Corp.(b)	38,205,029
110,798	Hawaiian Electric Industries, Inc.(b)	3,664,090
271,104	OGE Energy Corp.(b)	9,068,429

		118,123,712

	Electrical Equipment — 0.6%
280,368	Eaton Corp. PLC(b)	18,809,889
412,177	Emerson Electric Co.(b)	22,978,868
40,121	Hubbell, Inc.(b)	4,682,121

		46,470,878

	Electronic Equipment, Instruments & Components — 0.5%
639,188	Corning, Inc.(b)	15,513,093
311,816	TE Connectivity Ltd.(b)	21,602,612

		37,115,705

	Energy Equipment & Services — 1.5%
219,129	Baker Hughes, Inc.(b)	14,236,811
553,928	Halliburton Co.(b)	29,961,966
320,999	Patterson-UTI Energy, Inc.(b)	8,641,293
689,754	Schlumberger Ltd.(b)	57,904,848

		110,744,918

	Food & Staples Retailing — 1.7%
591,332	CVS Health Corp.(b)	46,662,008
709,379	Wal-Mart Stores, Inc.(b)	49,032,276
458,180	Walgreens Boots Alliance, Inc.(b)	37,918,977

		133,613,261

	Food Products — 1.4%
99,388	Bunge Ltd.(b)	7,179,789
594,061	Conagra Brands, Inc.(b)	23,495,113

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	Food Products — continued
303,613	Kraft Heinz Co. (The)(b)	$26,511,487
171,244	Lamb Weston Holdings, Inc.(b)(c)	6,481,585
1,029,474	Mondelez International, Inc., Class A(b)	45,636,583

		109,304,557

	Gas Utilities — 0.2%
135,393	National Fuel Gas Co.(b)	7,668,660
36,602	ONE Gas, Inc.	2,341,064
74,361	WGL Holdings, Inc.(b)	5,672,257

		15,681,981

	Health Care Equipment & Supplies — 2.1%
715,714	Abbott Laboratories(b)	27,490,575
389,539	Baxter International, Inc.(b)	17,272,159
1,258,452	Boston Scientific Corp.(b)(c)	27,220,317
336,439	Hologic, Inc.(b)(c)	13,497,932
31,735	Intuitive Surgical, Inc.(b)(c)	20,125,385
718,764	Medtronic PLC(b)	51,197,560
56,543	ResMed, Inc.(b)	3,508,493

		160,312,421

	Health Care Providers & Services — 2.7%
265,863	Aetna, Inc.(b)	32,969,671
182,129	Anthem, Inc.(b)	26,184,686
399,886	Express Scripts Holding Co.(b)(c)	27,508,158
236,805	HCA Holdings, Inc.(b)(c)	17,528,306
155,514	Patterson Cos., Inc.(b)	6,380,739
127,157	Quest Diagnostics, Inc.(b)	11,685,728
456,919	UnitedHealth Group, Inc.(b)	73,125,317
123,465	Universal Health Services, Inc., Class B(b)	13,134,207

		208,516,812

	Hotels, Restaurants & Leisure — 1.2%
52,112	Domino’s Pizza, Inc.(b)	8,298,315
261,654	Hilton Worldwide Holdings, Inc.(b)	7,116,989
38,270	Las Vegas Sands Corp.	2,044,001
421,929	McDonald’s Corp.(b)	51,357,198
182,685	Melco Crown Entertainment Ltd., Sponsored ADR	2,904,692
206,550	MGM Resorts International(b)(c)	5,954,836
155,034	Norwegian Cruise Line Holdings Ltd.(b)(c)	6,593,596
78,199	Restaurant Brands International, Inc.(b)	3,726,964
434,122	Wendy’s Co. (The)(b)	5,869,329

		93,865,920

	Household Durables — 0.9%
261,536	Leggett & Platt, Inc.(b)	12,783,880
360,064	Newell Brands, Inc.(b)	16,076,857
577,566	Toll Brothers, Inc.(b)(c)	17,904,546
63,337	Tupperware Brands Corp.(b)	3,332,793
83,547	Whirlpool Corp.(b)	15,186,338

		65,284,414

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	Household Products — 1.8%
164,245	Church & Dwight Co., Inc.(b)	$7,257,987
486,221	Colgate-Palmolive Co.(b)	31,818,302
172,907	Kimberly-Clark Corp.(b)	19,732,147
936,340	Procter & Gamble Co. (The)(b)	78,727,467

		137,535,903

	Industrial Conglomerates — 3.0%
333,360	3M Co.(b)	59,528,095
3,566,335	General Electric Co.(b)	112,696,186
466,215	Honeywell International, Inc.(b)	54,011,008

		226,235,289

	Insurance — 2.8%
265,611	Aflac, Inc.(b)	18,486,526
293,814	Allstate Corp. (The)(b)	21,777,494
514,290	American International Group, Inc.(b)	33,588,280
179,714	Aon PLC(b)	20,043,502
114,640	Arthur J. Gallagher & Co.(b)	5,956,694
191,560	FNF Group(b)	6,505,378
358,212	Lincoln National Corp.(b)	23,738,709
394,972	Marsh & McLennan Cos., Inc.(b)	26,696,158
302,212	Principal Financial Group, Inc.(b)	17,485,986
259,413	Travelers Cos., Inc. (The)(b)	31,757,339
302,347	XL Group Ltd.(b)	11,265,449

		217,301,515

	Internet & Direct Marketing Retail — 2.3%
161,353	Amazon.com, Inc.(b)(c)	120,993,774
184,751	Netflix, Inc.(b)(c)	22,872,174
21,195	Priceline Group, Inc. (The)(b)(c)	31,073,142

		174,939,090

	Internet Software & Services — 4.6%
129,476	Alphabet, Inc., Class A(b)(c)	102,603,256
110,860	Alphabet, Inc., Class C(b)(c)	85,563,965
21,117	Baidu, Inc., Sponsored ADR(b)(c)	3,471,846
613,137	eBay, Inc.(b)(c)	18,204,038
998,893	Facebook, Inc., Class A(b)(c)	114,922,640
148,176	VeriSign, Inc.(b)(c)	11,271,748
421,253	Yahoo!, Inc.(b)(c)	16,289,853

		352,327,346

	IT Services — 3.4%
270,895	Automatic Data Processing, Inc.(b)	27,842,588
136,305	Broadridge Financial Solutions, Inc.(b)	9,037,021
402,460	Cognizant Technology Solutions Corp., Class A(b)(c)	22,549,834
238,300	Fidelity National Information Services, Inc.(b)	18,025,012
40,311	FleetCor Technologies, Inc.(b)(c)	5,704,813
363,173	International Business Machines Corp.(b)	60,283,086
259,173	Paychex, Inc.(b)	15,778,452

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	IT Services — continued
564,099	PayPal Holdings, Inc.(b)(c)	$22,264,988
891,906	Visa, Inc., Class A(b)	69,586,506
394,132	Western Union Co. (The)(b)	8,560,547

		259,632,847

	Leisure Products — 0.2%
245,637	Mattel, Inc.(b)	6,767,300
84,926	Polaris Industries, Inc.(b)	6,997,053

		13,764,353

	Life Sciences Tools & Services — 0.2%
99,001	Illumina, Inc.(b)(c)	12,676,088

	Machinery — 1.9%
381,410	Caterpillar, Inc.(b)	35,371,963
125,386	Cummins, Inc.(b)	17,136,505
161,197	Deere & Co.(b)	16,609,739
189,620	Parker Hannifin Corp.(b)	26,546,800
171,481	Pentair PLC(b)	9,614,940
98,027	Snap-on, Inc.(b)	16,789,084
182,421	Stanley Black & Decker, Inc.(b)	20,921,865
114,596	Timken Co. (The)(b)	4,549,461

		147,540,357

	Media — 3.0%
1,042,614	Comcast Corp., Class A(b)	71,992,497
191,768	Liberty Global PLC, Series C(b)(c)	5,695,510
95,626	Liberty Global PLC LiLAC, Series C(c)	2,024,402
288,008	News Corp., Class B(b)	3,398,494
196,923	Omnicom Group, Inc.(b)	16,760,117
5,164,830	Sirius XM Holdings, Inc.(b)	22,983,493
358,707	Time Warner, Inc.(b)	34,625,987
74,823	Time, Inc.	1,335,591
712,378	Walt Disney Co. (The)(b)	74,244,035

		233,060,126

	Metals & Mining — 0.2%
194,251	Southern Copper Corp.(b)	6,204,377
237,754	Steel Dynamics, Inc.(b)	8,459,287
70,398	Worthington Industries, Inc.(b)	3,339,681

		18,003,345

	Multi-Utilities — 1.5%
333,360	Ameren Corp.(b)	17,488,066
665,565	CenterPoint Energy, Inc.(b)	16,399,522
286,820	Consolidated Edison, Inc.(b)	21,132,897
649,303	Public Service Enterprise Group, Inc.(b)	28,491,416
477,447	WEC Energy Group, Inc.(b)	28,002,266

		111,514,167

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	Multiline Retail — 0.5%
182,140	Nordstrom, Inc.(b)	$8,729,970
376,175	Target Corp.(b)	27,171,120

		35,901,090

	Oil, Gas & Consumable Fuels — 5.9%
159,424	Cheniere Energy, Inc.(b)(c)	6,604,936
841,945	Chevron Corp.(b)	99,096,927
226,749	Concho Resources, Inc.(b)(c)	30,066,917
900,918	ConocoPhillips(b)	45,172,029
196,755	Continental Resources, Inc.(b)(c)	10,140,753
1,711,465	Exxon Mobil Corp.(b)	154,476,831
328,183	Gulfport Energy Corp.(b)(c)	7,101,880
349,548	HollyFrontier Corp.(b)	11,451,192
532,184	Occidental Petroleum Corp.(b)	37,907,466
227,919	ONEOK, Inc.(b)	13,084,830
383,503	Phillips 66(b)	33,138,494

		448,242,255

	Personal Products — 0.0%
59,847	Herbalife Ltd.(c)	2,881,035

	Pharmaceuticals — 5.0%
190,492	Allergan PLC(b)(c)	40,005,225
670,365	Bristol-Myers Squibb Co.(b)	39,176,131
418,737	Eli Lilly & Co.(b)	30,798,106
62,491	Jazz Pharmaceuticals PLC(b)(c)	6,813,394
1,090,937	Johnson & Johnson(b)	125,686,852
1,133,542	Merck & Co., Inc.(b)	66,731,617
2,294,390	Pfizer, Inc.(b)	74,521,787

		383,733,112

	Professional Services — 0.3%
74,396	Dun & Bradstreet Corp. (The)(b)	9,025,723
138,148	Verisk Analytics, Inc.(b)(c)	11,213,473

		20,239,196

	REITs – Apartments — 0.3%
570,075	UDR, Inc.(b)	20,796,336

	REITs – Diversified — 0.8%
269,981	Digital Realty Trust, Inc.(b)	26,528,333
943,920	Duke Realty Corp.(b)	25,070,515
304,696	Liberty Property Trust(b)	12,035,492

		63,634,340

	REITs – Health Care — 0.6%
170,806	Care Capital Properties, Inc.(b)	4,270,150
289,444	Healthcare Realty Trust, Inc.(b)	8,775,942
256,100	Senior Housing Properties Trust(b)	4,847,973
439,995	Ventas, Inc.(b)	27,508,488

		45,402,553

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	REITs – Mortgage — 0.3%
634,597	AGNC Investment Corp.(b)	$11,505,244
1,217,765	Annaly Capital Management, Inc.(b)	12,141,117

		23,646,361

	REITs – Office Property — 0.0%
109,171	Mack-Cali Realty Corp.	3,168,142

	REITs – Shopping Centers — 0.2%
162,802	Regency Centers Corp.(b)	11,225,198

	REITs – Storage — 0.2%
233,190	Extra Space Storage, Inc.(b)	18,011,596

	Road & Rail — 0.7%
146,168	Avis Budget Group, Inc.(b)(c)	5,361,442
58,999	Canadian Pacific Railway Ltd.(b)	8,423,287
1,024,576	CSX Corp.(b)	36,813,016
158,107	Hertz Global Holdings, Inc.(b)(c)	3,408,787

		54,006,532

	Semiconductors & Semiconductor Equipment — 3.4%
175,038	Advanced Micro Devices, Inc.(c)	1,984,931
243,846	Analog Devices, Inc.(b)	17,708,097
724,182	Applied Materials, Inc.(b)	23,369,353
1,916,735	Intel Corp.(b)	69,519,978
241,943	Linear Technology Corp.(b)	15,085,146
200,182	Microchip Technology, Inc.(b)	12,841,675
278,548	NVIDIA Corp.(b)	29,732,214
631,881	QUALCOMM, Inc.(b)	41,198,641
142,510	Skyworks Solutions, Inc.(b)	10,639,797
512,406	Texas Instruments, Inc.(b)	37,390,266

		259,470,098

	Software — 4.3%
431,874	Activision Blizzard, Inc.(b)	15,594,970
321,028	Adobe Systems, Inc.(b)(c)	33,049,833
100,269	ANSYS, Inc.(b)(c)	9,273,880
88,935	Dell Technologies, Inc., Class V(b)(c)	4,888,757
3,103,285	Microsoft Corp.(b)	192,838,130
341,278	Nuance Communications, Inc.(b)(c)	5,085,042
1,305,341	Oracle Corp.(b)	50,190,361
76,669	ServiceNow, Inc.(b)(c)	5,699,573
390,676	Symantec Corp.(b)	9,333,250
77,184	Workday, Inc., Class A(b)(c)	5,101,091

		331,054,887

	Specialty Retail — 2.5%
117,243	American Eagle Outfitters, Inc.	1,778,576
174,396	Foot Locker, Inc.(b)	12,362,933
254,552	Gap, Inc. (The)(b)	5,712,147
656,242	Home Depot, Inc. (The)(b)	87,988,927
150,116	L Brands, Inc.(b)	9,883,637

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — continued
567,023	Lowe’s Cos., Inc.(b)	$40,326,676
139,355	Tiffany & Co.(b)	10,790,258
319,557	TJX Cos., Inc. (The)(b)	24,008,317

		192,851,471

	Technology Hardware, Storage & Peripherals — 3.2%
2,103,114	Apple, Inc.(b)	243,582,664

	Textiles, Apparel & Luxury Goods — 0.4%
93,453	Lululemon Athletica, Inc.(b)(c)	6,073,510
212,485	Michael Kors Holdings Ltd.(b)(c)	9,132,605
419,436	Under Armour, Inc., Class A(b)(c)	12,184,616
92,527	Under Armour, Inc., Class C(c)	2,328,905

		29,719,636

	Tobacco — 1.9%
899,052	Altria Group, Inc.(b)	60,793,896
652,072	Philip Morris International, Inc.(b)	59,658,067
399,880	Reynolds American, Inc.(b)	22,409,275
158,645	Vector Group Ltd.	3,607,588

		146,468,826

	Trading Companies & Distributors — 0.1%
101,499	GATX Corp.(b)	6,250,308

	Wireless Telecommunication Services — 0.0%
182,970	Sprint Corp.(c)	1,540,607

	Total Common Stocks (Identified Cost $4,730,381,064)	7,447,257,244

Contracts
Purchased Options — 0.3%
	Index Options — 0.3%
4,003	On S&P 500® Index, Put expiring January 20, 2017 at 2000(c)	370,277
4,718	On S&P 500® Index, Put expiring January 20, 2017 at 2050(c)	719,495
3,125	On S&P 500® Index, Put expiring February 17, 2017 at 1975(c)	1,234,375
7,683	On S&P 500® Index, Put expiring February 17, 2017 at 2025(c)	4,532,970
5,535	On S&P 500® Index, Put expiring March 17, 2017 at 2000(c)	6,365,250
7,805	On S&P 500® Index, Put expiring March 17, 2017 at 2075(c)	14,439,250

	Total Purchased Options (Identified Cost $48,113,972)	27,661,617

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 4.3%
$330,108,928	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $330,110,028 on 1/03/2017 collateralized by $44,770,000 Federal Home Loan Bank, 2.790% due 8/08/2036 valued at $40,406,626; $69,000,000 Federal Home Loan Bank, 2.670% due 5/17/2032 valued at $62,725,554; $34,680,000 Federal Home Loan Bank, 2.790% due 8/10/2038 valued at $30,605,551; $29,000,000 Federal Home Loan Bank, 2.570% due 10/06/2031 valued at $27,344,622; $43,000,000 Federal Home Loan Bank, 2.800% due 10/27/2036 valued at $38,782,474; $12,465,000 Federal Farm Credit Bank, 3.120% due 3/14/2031 valued at $12,579,030; $51,080,000 Federal Home Loan Bank, 5.500% due 7/15/2036 valued at $68,022,214; $50,000,000 U.S. Treasury Note, 3.125% due 11/15/2041 valued at $50,650,100; $820,000 U.S. Treasury Note, 3.125% due 2/15/2043 valued at $835,534; $4,500,000 U.S. Treasury Note, 3.375% due 5/15/2044 valued at $4,763,237 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $330,108,928)	$330,108,928

	Total Investments — 101.7% (Identified Cost $5,108,603,964)(a)	7,805,027,789
	Other assets less liabilities — (1.7)%	(132,859,790)

	Net Assets — 100.0%	$7,672,167,999

Contracts
Written Options — (1.9%)
	Index Options — (1.9%)
3,661	On S&P 500® Index, Call expiring January 06, 2017 at 2200	$(15,998,570)
3,384	On S&P 500® Index, Call expiring January 13, 2017 at 2260	(3,299,400)
3,806	On S&P 500® Index, Call expiring January 20, 2017 at 2175	(28,183,430)
3,458	On S&P 500® Index, Call expiring January 20, 2017 at 2200	(18,361,980)
3,760	On S&P 500® Index, Call expiring January 20, 2017 at 2250	(7,031,200)
3,621	On S&P 500® Index, Call expiring February 17, 2017 at 2200	(23,808,075)
3,620	On S&P 500® Index, Call expiring February 17, 2017 at 2225	(17,412,200)
3,910	On S&P 500® Index, Call expiring March 17, 2017 at 2250	(17,810,050)
3,649	On S&P 500® Index, Call expiring March 17, 2017 at 2275	(11,768,025)

	Total Written Options (Premiums Received $131,449,497)	$(143,672,930)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $5,100,508,143 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,875,408,339
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(170,888,693)

	Net unrealized appreciation	$2,704,519,646

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2016

Gateway Fund – (continued)

(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(c)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2016

Banks	6.7%
Oil, Gas & Consumable Fuels	5.9
Pharmaceuticals	5.0
Internet Software & Services	4.6
Software	4.3
IT Services	3.4
Semiconductors & Semiconductor Equipment	3.4
Technology Hardware, Storage & Peripherals	3.2
Media	3.0
Industrial Conglomerates	3.0
Biotechnology	2.9
Insurance	2.8
Health Care Providers & Services	2.7
Diversified Telecommunication Services	2.5
Specialty Retail	2.5
Capital Markets	2.4
Internet & Direct Marketing Retail	2.3
Health Care Equipment & Supplies	2.1
Beverages	2.0
Other Investments, less than 2% each	32.7
Short-Term Investments	4.3

Total Investments	101.7
Other assets less liabilities (including open written options)	(1.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Statement of Assets and Liabilities

December 31, 2016

ASSETS
Investments at cost	$5,108,603,964
Net unrealized appreciation	2,696,423,825

Investments at value	7,805,027,789
Receivable for Fund shares sold	24,814,746
Dividends and interest receivable	9,811,946
Prepaid expenses (Note 7)	18,671

TOTAL ASSETS	7,839,673,152

LIABILITIES
Options written, at value (premiums received $131,449,497) (Note 2)	143,672,930
Payable for Fund shares redeemed	18,764,175
Management fees payable (Note 6)	3,809,728
Deferred Trustees’ fees (Note 6)	533,102
Administrative fees payable (Note 6)	298,202
Payable to distributor (Note 6d)	51,016
Other accounts payable and accrued expenses	376,000

TOTAL LIABILITIES	167,505,153

NET ASSETS	$7,672,167,999

NET ASSETS CONSIST OF:
Paid-in capital	$6,184,083,145
Undistributed net investment income	2,341,759
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,198,457,479)
Net unrealized appreciation on investments, options written and foreign currency translations	2,684,200,574

NET ASSETS	$7,672,167,999

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,755,576,173

Shares of beneficial interest	56,924,484

Net asset value and redemption price per share	$30.84

Offering price per share (100/94.25 of net asset value) (Note 1)	$32.72

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$366,583,671

Shares of beneficial interest	11,932,219

Net asset value and offering price per share	$30.72

Class Y shares:
Net assets	$5,550,008,155

Shares of beneficial interest	180,028,795

Net asset value, offering and redemption price per share	$30.83

See accompanying notes to financial statements.

19  |

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$190,909,819
Interest	66,518
Less net foreign taxes withheld	(23,492)

190,952,845

Expenses
Management fees (Note 6)	51,661,508
Service and distribution fees (Note 6)	8,251,574
Administrative fees (Note 6)	3,636,241
Trustees’ fees and expenses (Note 6)	219,339
Transfer agent fees and expenses (Note 6)	5,900,677
Audit and tax services fees	51,779
Custodian fees and expenses	386,449
Legal fees	140,288
Registration fees	194,878
Shareholder reporting expenses	244,741
Miscellaneous expenses (Note 7)	266,565

Total expenses	70,954,039
Less waiver and/or expense reimbursement (Note 6)	(5,508,601)

Net expenses	65,445,438

Net investment income	125,507,407

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	525,855,841
Options written	(203,691,375)
Foreign currency transactions	(1,117)
Net change in unrealized appreciation (depreciation) on:
Investments	98,572,938
Options written	(110,181,590)
Foreign currency translations	191

Net realized and unrealized gain on investments, options written and foreign currency transactions	310,554,888

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$436,062,295

See accompanying notes to financial statements.

|  20

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$125,507,407	$165,793,033
Net realized gain on investments, options written and foreign currency transactions	322,163,349	419,952,951
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(11,608,461)	(387,367,217)

Net increase in net assets resulting from operations	436,062,295	198,378,767

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(25,053,905)	(34,030,868)
Class C	(2,443,921)	(3,900,980)
Class Y	(97,909,866)	(121,203,310)

Total distributions	(125,407,692)	(159,135,158)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(902,825,602)	80,398,347

Net increase (decrease) in net assets	(592,170,999)	119,641,956
NET ASSETS
Beginning of the year	8,264,338,998	8,144,697,042

End of the year	$7,672,167,999	$8,264,338,998

UNDISTRIBUTED NET INVESTMENT INCOME	$2,341,759	$7,806,629

See accompanying notes to financial statements.

21  |

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$29.72	$29.58		$29.00	$27.13	$26.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.57	(b)	0.39	0.43	0.48
Net realized and unrealized gain (loss)	1.13	0.12		0.57	1.82	0.72

Total from Investment Operations	1.54	0.69		0.96	2.25	1.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.55)		(0.38)	(0.38)	(0.47)

Net asset value, end of the period	$30.84	$29.72		$29.58	$29.00	$27.13

Total return(c)(d)	5.23%	2.34%		3.33%	8.39%	4.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,755,576	$1,864,118		$1,976,457	$2,351,788	$2,066,522
Net expenses(e)	0.94%	0.94%		0.94%	0.94%	0.94%
Gross expenses	1.02%	1.01%		1.02%	1.03%	1.03%
Net investment income	1.39%	1.91	%(b)	1.33%	1.51%	1.79%
Portfolio turnover rate	14%	10%		13%	10%	8%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.37, and the ratio of net investment income to average net assets would have been 1.24%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  22

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$29.61	$29.48		$28.90	$27.04	$26.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.34	(b)	0.17	0.21	0.28
Net realized and unrealized gain (loss)	1.11	0.12		0.57	1.82	0.71

Total from Investment Operations	1.30	0.46		0.74	2.03	0.99

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.33)		(0.16)	(0.17)	(0.27)

Net asset value, end of the period	$30.72	$29.61		$29.48	$28.90	$27.04

Total return(c)(d)	4.42%	1.54%		2.58%	7.58%	3.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$366,584	$387,235		$353,339	$331,465	$286,602
Net expenses(e)	1.70%	1.70%		1.70%	1.70%	1.70%
Gross expenses	1.77%	1.76%		1.77%	1.78%	1.78%
Net investment income	0.63%	1.15	%(b)	0.57%	0.75%	1.04%
Portfolio turnover rate	14%	10%		13%	10%	8%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, and the ratio of net investment income to average net assets would have been 0.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

23  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$29.71	$29.57		$28.99	$27.12	$26.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49	0.64	(b)	0.46	0.50	0.56
Net realized and unrealized gain (loss)	1.12	0.12		0.57	1.82	0.70

Total from Investment Operations	1.61	0.76		1.03	2.32	1.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.62)		(0.45)	(0.45)	(0.53)

Net asset value, end of the period	$30.83	$29.71		$29.57	$28.99	$27.12

Total return(c)	5.48%	2.59%		3.58%	8.65%	4.76%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,550,008	$6,012,987		$5,814,900	$5,520,003	$4,654,553
Net expenses(d)	0.70%	0.70%		0.70%	0.70%	0.70%
Gross expenses	0.77%	0.76%		0.77%	0.78%	0.78%
Net investment income	1.63%	2.16	%(b)	1.57%	1.76%	2.08%
Portfolio turnover rate	14%	10%		13%	10%	8%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.45, and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  24

Notes to Financial Statements

December 31, 2016

1.  Organization.   Gateway Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Gateway Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.   Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

25  |

Notes to Financial Statements (continued)

December 31, 2016

a.  Valuation.   Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant

|  26

Notes to Financial Statements (continued)

December 31, 2016

fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2016, purchased options were fair valued at $27,661,617, representing 0.3% of net assets, and written options were fair valued at $(143,672,930), representing (1.9)% of net assets, using the closing rotation values published by the CBOE.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the fiscal year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses

27  |

Notes to Financial Statements (continued)

December 31, 2016

arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Fund’s investment strategy makes use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. The Fund writes (sells) index call options and purchases index put options.

When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When the Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or the Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of December 31, 2016 and has concluded that no provisions for income tax are required.

|  28

Notes to Financial Statements (continued)

December 31, 2016

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, corporate actions and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and option contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

29  |

Notes to Financial Statements (continued)

December 31, 2016

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2016 and 2015 were as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$125,407,692	$—	$125,407,692	$159,135,158	$—	$159,135,158

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,874,860

Capital loss carryforward:
Short-term:
Expires:
December 31, 2017	(845,637,686)
December 31, 2018	(393,591,402)

Total capital loss carryforward	(1,239,229,088)

Unrealized appreciation	2,724,972,183

Total accumulated earnings	$1,488,617,955

Capital loss carryforward utilized in the current year	$229,379,406

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2016, the

|  30

Notes to Financial Statements (continued)

December 31, 2016

Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

i.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosures of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates, and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Fund’s financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

31  |

Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,447,257,244	$—	$—	$7,447,257,244
Purchased Options	—	27,661,617	—	27,661,617
Short-Term Investments	—	330,108,928	—	330,108,928

Total	$7,447,257,244	$357,770,545	$—	$7,805,027,789

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(143,672,930)	$—	$(143,672,930)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include written index call options and purchased index put options.

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options and purchasing index put options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2016, written index call options and purchased index put options were used in accordance with this objective.

|  32

Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of derivative instruments for the Fund as of December 31, 2016, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded/cleared asset derivatives
Equity contracts	$27,661,617

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(143,672,930)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for the Fund during the year ended December 31, 2016, as reflected within the Statement of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(280,290,260)	$(203,691,375)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$12,369,169	$(110,181,590)

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2016:

	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	98.97%	98.97%
Highest Notional Amount Outstanding	99.05%	99.05%
Lowest Notional Amount Outstanding	98.81%	98.81%
Notional Amount Outstanding as of December 31, 2016	98.81%	98.81%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

33  |

Notes to Financial Statements (continued)

December 31, 2016

Notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of the Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at December 31, 2015	39,150	$198,677,853
Options written	419,052	1,512,243,063
Options terminated in closing purchase transactions	(418,946)	(1,570,031,366)
Options expired	(6,387)	(9,440,053)

Outstanding at December 31, 2016	32,869	$131,449,497

5.  Purchases and Sales of Securities.  For the year ended December 31, 2016, purchases and sales of securities (excluding short-term investments and option contracts) were $1,132,998,110 and $2,649,781,752 respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at an annual rate of 0.65% for the first $5 billion, 0.60% for the next $5 billion and 0.58% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Gateway Advisers has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2017, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.94%	1.70%	0.70%

|  34

Notes to Financial Statements (continued)

December 31, 2016

Gateway Advisers shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2016, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Waiver of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$51,661,508	$5,329,411	$46,332,097	0.63%	0.56%

[1]	Management fee waiver is subject to possible recovery until December 31, 2017, though actual recovery is unlikely.

For the year ended December 31, 2016, Class A expenses have been reimbursed in the amount of $179,190. This expense reimbursement is subject to possible recovery until December 31, 2017, though actual recovery is unlikely.

No expenses were recovered during the year ended December 31, 2016 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

35  |

Notes to Financial Statements (continued)

December 31, 2016

Also under the Class C Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2016, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$4,479,748	$942,956	$2,828,870

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2016, the administrative fees for the Fund were $3,636,241.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the year ended December 31, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $4,901,146.

|  36

Notes to Financial Statements (continued)

December 31, 2016

As of December 31, 2016, the Fund owes NGAM Distribution $51,016 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2016 amounted to $187,696.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Line of Credit.  Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day,

37  |

Notes to Financial Statements (continued)

December 31, 2016

$400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

Prior to April 14, 2016 the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

During the year ended December 31, 2016, the Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $22,345,615 at a weighted average interest rate of 1.43%.

8.  Broker Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations. For the year ended December 31, 2016, $2,371 was rebated under these agreements.

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Notes to Financial Statements (continued)

December 31, 2016

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	16,559,714	$491,042,327	17,271,312	$514,256,789
Issued in connection with the reinvestment of distributions	754,687	22,679,772	1,036,346	30,800,314
Redeemed	(23,117,116)	(687,596,539)	(22,393,060)	(667,070,045)

Net change	(5,802,715)	$(173,874,440)	(4,085,402)	$(122,012,942)

Class C
Issued from the sale of shares	1,841,324	$54,446,816	3,110,967	$92,271,622
Issued in connection with the reinvestment of distributions	61,318	1,830,016	99,793	2,968,203
Redeemed	(3,049,870)	(90,760,674)	(2,118,858)	(62,895,497)

Net change	(1,147,228)	$(34,483,842)	1,091,902	$32,344,328

Class Y
Issued from the sale of shares	69,770,111	$2,073,132,056	66,871,753	$1,991,168,273
Issued in connection with the reinvestment of distributions	2,272,929	68,355,689	2,623,863	77,852,732
Redeemed	(94,427,074)	(2,835,955,065)	(63,717,476)	(1,898,954,044)

Net change	(22,384,034)	$(694,467,320)	5,778,140	$170,066,961

Increase (decrease) from capital share transactions	(29,333,977)	$(902,825,602)	2,784,640	$80,398,347

10.  Potential Loss Contingency.  The Fund has been named as a defendant, along with other financial institutions and individuals, in an action brought by a trustee of a trust created under a bankruptcy plan seeking to recover as intentional and constructive fraudulent transfers amounts the Fund, and others, received in connection with a merger involving a company formerly held in the Fund’s portfolio of investments. The Fund received $9,525,600 in connection with the merger. On November 18, 2015, the Bankruptcy Court granted the Fund’s (and other defendants’) motion to dismiss the Plaintiff’s intentional fraudulent transfer claim, dismissing such claim with prejudice. The Bankruptcy Court denied the motion to dismiss Plaintiff’s constructive fraudulent transfer claim. On May 4, 2016, the defendants subsequently filed a motion to dismiss the Plaintiff’s constructive fraudulent transfer claim based on a recent opinion in another similar case rendered by the U.S. Court of Appeals for the Second Circuit. On July 20, 2016, the Bankruptcy Court granted the motion to dismiss, but styled its ruling as a Report and Recommendation to the District Court; accordingly, the dismissal of the Plaintiff’s remaining claim is subject to further review by the District Court. The Fund also is potentially an unnamed member of a putative defendant class in a separate action brought by a different trustee appointed under the same bankruptcy plan

39  |

Notes to Financial Statements (continued)

December 31, 2016

seeking to recover the same alleged fraudulent transfers as an intentional fraudulent transfer. On November 18, 2015, the Bankruptcy Court granted the Defendants’ motion to dismiss the Plaintiff’s intentional fraudulent transfer claim, dismissing this separate action with prejudice. The Plaintiff appealed the ruling to the District Court, and on July 27, 2016, the District Court reinstated the intentional fraudulent transfer claim and remanded the action to the Bankruptcy Court. The Defendants filed a motion for reconsideration or in the alternative certification of a further appeal to the Second Circuit. On October 6, 2016, the District Court denied the motion and remanded the action to the Bankruptcy Court for further proceedings. The Plaintiff in this separate action had previously moved to certify a defendant class, but the Bankruptcy Court denied that motion without prejudice. It is reasonably possible that an outcome unfavorable to the Fund could result from either or both of these cases. However, a reasonable estimate of the amount of potential loss to the Fund cannot be made at this time.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Gateway Trust and Shareholders of Gateway Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Fund, a series of Gateway Trust (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2017

41  |

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2016, 100% of the ordinary income dividends paid by the Gateway Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2016, 100% of dividends distributed by the Gateway Fund qualify for the dividends received deduction for corporate shareholders.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Gateway Trust (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

43  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 2007 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

45  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2007 Chairperson of the Contract Review Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	53 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

47  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since May 2007	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  48

ANNUAL REPORT

December 31, 2016

Gateway Equity Call Premium Fund

Loomis Sayles Strategic Alpha Fund

Portfolio Review page 1

Portfolio of Investments page 13

Financial Statements page  49

Notes to Financial Statements page 59

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class Y GCPYX
Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

Surprises were a hallmark of 2016. Surprises in the first half of the year included the S&P 500® Index’s 10.27% loss through February 11 and a steady decline in the yield on the 10-year U.S. Treasury Note, despite the Federal Reserve preparing investors for multiple rate hikes in 2016. Though equities had recovered to positive territory by the end of the first quarter, falling interest rates contributed to the bond market’s surprising outperformance of the stock market over the first half of the year. Equity market conditions were calm in the second half of the year despite the United Kingdom (U.K.) voting to leave the European Union and Donald Trump winning the U.S. presidential election. Neither outcome was expected and both were forecast to have a negative impact on capital markets in the unlikely event they came to pass. The S&P 500® Index did decline 5.34% in the two days after the U.K. vote, but quickly recovered and advanced until mid-August. The S&P 500® Index declined 4.38% from August 15, 2016 through November 4, 2016 as both the Trump and Clinton campaigns struggled with negative developments. However, the equity market advanced steadily after the election, propelled by anticipation of pro-growth economic policies from the incoming Trump administration and mostly positive quarterly earnings and economic reports. Interest rates rose in the second half of the year, accelerating after the election, and driving the Bloomberg Barclays U.S. Aggregate Bond Index to a loss of 2.53% over the last six months. Fundamentally, seven consecutive quarters of aggregate S&P 500® Index earnings declines came to an end in the third quarter and third quarter GDP growth of 3.5% was the highest rate in two years.

Implied volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index (the VIX), averaged 15.83 for the year, based on the daily closing values. This is well below its long-term average of 19.71 and a somewhat counter-intuitive outcome for an election year that included a great deal of uncertainty and multiple unexpected events. However, below-average volatility is not uncommon in election years and the pattern of volatility in 2016 was similar to typical election years in that the highest volatility readings came early in the year, troughed in the third quarter and rose in October and November.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of Gateway Equity Call Premium Fund returned 7.58% at net asset value. The Fund outperformed its benchmark, the CBOE S&P 500 BuyWriteSM Index (the BXMSM), which returned 7.07% for the same period.

1  |

Explanation of Fund Performance

The Fund invests in a diversified stock portfolio designed to support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from potential increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

Though collecting premiums from writing index call options generally allows the Fund to generate a positive return when the S&P 500® Index advances, call option positions that expire or are closed out when the Index is well above the option’s strike price may generate realized losses. Thus, call option positions detracted from the Fund’s return in three out of four quarters for the year. Specifically, in the first quarter, index call option positions generated gains as the market declined in January and February but those gains were erased by the strong market rally in March. The steady and modest monthly advances for the market in the second quarter resulted in a slight net gain from call options positions for the quarter. In the second half of the year, as the market trended sideways to down, gains from call options in August, September and October were not large enough to cover the losses from call options during the strong market advances in July, November and December.

Despite slight underperformance relative to the BXMSM in three out of four quarters for the year, the Fund generated a higher total return in 2016 due to 1.10 percentage points of outperformance in the third quarter. The investment management team’s key moves leading to outperformance included increasing the index call option portfolio’s weighted average strike price as the market advanced in July and placing opportunistic trades that took advantage of relatively elevated implied volatility in early September.

The Fund’s equity portfolio returned 13.14% for the year, a performance differential of positive 118 basis points versus the S&P 500® Index, which contributed to the Fund’s return. Index call options detracted approximately 3.90% from overall return for the year. Consistent with its investment objective, the measured risk of the Fund was lower than that of the U.S. equity market and its benchmark, as its standard deviation for 2016 was 8.03% versus 13.30% and 8.65% for the S&P 500® Index and the BXMSM, respectively.

Outlook

As we transition from the old year to the new one, we close the books on a year of unexpected events. But with key market elements including interest rates, monetary policy, market volatility and corporate earnings at possible inflection points, 2017 may deliver some significant turning points of its own. As the trends play out, they could contribute significantly either on the positive or negative side for stocks and bonds.

|  2

GATEWAY EQUITY CALL PREMIUM FUND

Gateway’s investment philosophy maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Gateway’s investment philosophy also holds that consistency is the key to long-term investment success and that generating cash flow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means to participate in equity markets. By staying true to its philosophy and managing the Gateway Equity Call Premium Fund consistently with the firm’s historical approach, Gateway will continue to help investors manage risk while pursuing long-term return in this challenging and uncertain environment.

Hypothetical Growth of $10,000 Investment in Class A Shares4

September 30, 2014 (inception) through December 31, 2016

See notes to chart on page 5.

3  |

Top Ten Holdings as of December 31, 2016

	Security name	% of net assets
1	Apple, Inc.	3.32%
2	Microsoft Corp.	2.53
3	Exxon Mobil Corp.	2.08
4	JPMorgan Chase & Co.	1.75
5	Johnson & Johnson	1.67
6	General Electric Co.	1.59
7	Berkshire Hathaway, Inc., Class B	1.53
8	Amazon.com, Inc.	1.52
9	Alphabet, Inc., Class A	1.52
10	Facebook, Inc., Class A	1.43

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

|  4

GATEWAY EQUITY CALL PREMIUM FUND

Average Annual Total Returns — December 31, 20164

			Expense Ratios[5]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 9/30/14)
NAV	7.58%	5.07%	1.70%	1.20%
With 5.75% Maximum Sales Charge	1.43	2.34

Class C (Inception 9/30/14)
NAV	6.85	4.32	2.40	1.95
With CDSC[1]	5.85	4.32

Class Y (Inception 9/30/14)
NAV	7.83	5.30	1.45	0.95

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	7.07	5.05
S&P 500® Index[3]	11.96	8.07

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

5  |

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class Y LASYX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Investor preferences for riskier assets held up well during the period. U.S. high-yield bonds experienced a sustained rally, and equity markets hit all-time highs following Donald Trump’s presidential win and the surprise Republican sweep of Congress. The Federal Reserve (the Fed) raised interest rates for the second time in a decade, and Brent crude oil surged more than 23% in the face of a strong U.S. dollar rally during the fourth quarter. After experiencing short-term spikes during the bond market sell-off in February and again following the late-June Brexit vote, market volatility decreased to close out the year.

U.S. high-yield bonds represented a bright spot among global fixed-income sectors throughout the year and finished the period with solid returns. The sector benefited from the jump in oil prices, which helped strengthen credit profiles in energy and related industries. Energy-related names tended to lead the broad market in results. Meanwhile, the U.S. dollar hit a 14-year high during the fourth quarter, strengthening relative to most foreign currencies due to a combination of diverging monetary policies and concern about global trade policy following the U.S. election.

Performance Results

For the 12 months ended December 31, 2016, Class A Shares of the Loomis Sayles Strategic Alpha Fund returned 6.57% at net asset value. The Fund outperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.66%. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Exposure to high-yield and investment-grade corporate bonds primarily generated the Fund’s positive performance. Beyond that, securitized, emerging market and convertible securities contributed to absolute return. Gains from these positions more than offset losses from our currency, global rates and global credit exposures.

High-yield corporate bond spreads (the difference in yield between Treasury and high-yield bonds of similar maturity) consistently tightened following February’s bond market sell-off and finished the period near their tightest levels for the year. Aided by a relatively dovish

|  6

LOOMIS SAYLES STRATEGIC ALPHA FUND

Fed, positive flows into the asset class, stable oil and metals prices and a general dearth of yield, investors continued to allocate into riskier assets, pushing valuations higher. Individual energy, telecommunication and technology names aided performance the most.

The Fed’s decision to hike rates during the fourth quarter weighed on longer-duration (greater price sensitivity to interest rate changes) issues, including investment-grade corporate bonds. Nevertheless, investment-grade corporates aided overall return as spreads tightened similar to high-yield bonds. Fund flows into corporates from outside the U.S. continued as the search for yield intensified on depressed government rates. Major central banks across the world maintained and even increased their accommodative stance, including the Bank of England, which began buying corporate bonds after the Brexit vote. Most of the positive contribution from investment-grade corporates came from energy, technology and banking names.

Securitized assets, particularly our residential mortgage-backed securities (RMBS), boosted performance during the period, as fundamentals remained stable across all sectors. The weaker spread tightening among asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and RMBS relative to corporates continued to play out, translating into higher valuations.

Emerging market exposure also lifted the Fund’s return, as credits benefited from spread compression amid the low interest rate environment. Market technical factors also stayed supportive for hard currency assets, as inflows into the asset class remained solid and limited new supply spurred demand. The Fund’s holdings in the energy, capital goods and consumer non-cyclical sectors were leading contributors.

Currency positioning weighed on Fund performance. In particular, currencies of beaten-down commodity exporters rebounded during the period due to the rally in the commodities market. Many of our positions were offset against long pairs, which mitigated the impact. Short positions in the Brazilian real and New Zealand dollar and long positions in the Norwegian krone also weighed on performance. Additionally, the U.S. presidential election had a negative impact on the Mexican peso in December, weakening the Fund’s long position in the currency.

The Fund’s global rates tools, primarily the use of swaps, swaptions (options on interest rate swaps) and interest rate futures, weighed on performance. A short position in a eurodollar future was the primary laggard, as the post-Brexit flight-to-quality rally pushed down Treasury yields. Additionally, short exposure to a euro-bund future diminished performance, as the continuation of accommodative European Central Bank policy caused long maturity German yields to decline during the first half of the period.

Outlook

Growth in the U.S. continues at a moderate rate, while Europe’s pace remains a bit slower. As the Fed works to normalize U.S. interest rates, we expect two rate hikes in 2017 and four additional hikes in 2018. We believe a fiscal stimulus package from the Trump administration could boost GDP growth and inflation, but not until 2018. We expect higher inflation will be primarily responsible for the accelerated pace of tightening in 2018.

7  |

We believe expectations for tax reform and pro-business policies could prolong the expansion phase of the U.S. credit cycle. Key assumptions include a measured path of rate hikes that do not create significant volatility in risk markets and continued strong foreign demand for corporate bonds. Deteriorating fundamentals remain a concern at this stage of the cycle, as companies reward equity holders at the expense of balance sheets.

Although deteriorating debt fundamentals in the emerging markets have been bottoming out, growth remains weak, and the fiscal picture has not yet improved. External balances remain mixed across countries, as winners and losers are determined by each country’s status as a commodity importer or exporter. Meanwhile, European corporate fundamentals remain solid and notably better than in the U.S., with stable balance sheets and prudent outlooks. Mergers and acquisitions, capital spending and share repurchases remain subdued, with capital spending forecasted to be down again in 2017.

Hypothetical Growth of $10,000 Investment in Class A Shares4

December 15, 2010 (inception) through December 31, 2016

See notes to chart on page 9.

|  8

LOOMIS SAYLES STRATEGIC ALPHA FUND

Average Annual Total Returns — December 31, 20164

				Expense Ratios[5]
	1 Year	5 Years	Life of Fund	Gross	Net

Class A (Inception 12/15/10)
NAV	6.57%	3.95%	2.65%	1.10%	1.10%
With 4.25% Maximum Sales Charge	2.03	3.06	1.92

Class C (Inception 12/15/10)
NAV	5.70	3.17	1.85	1.85	1.85
With CDSC[1]	4.70	3.17	1.85

Class Y (Inception 12/15/10)
NAV	6.86	4.23	2.90	0.85	0.85

Comparative Performance
3-Month LIBOR[2]	0.66	0.38	0.36
3-Month LIBOR + 300 basis points[3]	3.73	3.44	3.42

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

9  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  10

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2016 through December 31, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,055.90	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,051.50	$10.06
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class Y
Actual	$1,000.00	$1,056.20	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

11  |

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,040.20	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58
Class C
Actual	$1,000.00	$1,035.50	$9.47
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.37
Class Y
Actual	$1,000.00	$1,041.60	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32

*	Expenses are equal to the Fund’s annualized expense ratio: 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  12

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Aerospace & Defense — 2.2%
1,325	B/E Aerospace, Inc.(b)	$79,752
2,576	Boeing Co. (The)(b)	401,032
1,431	General Dynamics Corp.(b)	247,076
468	Huntington Ingalls Industries, Inc.(b)	86,201
991	KLX, Inc.(b)(c)	44,704
1,207	Lockheed Martin Corp.(b)	301,678
3,296	United Technologies Corp.(b)	361,307

		1,521,750

	Air Freight & Logistics — 0.8%
1,248	FedEx Corp.(b)	232,378
3,068	United Parcel Service, Inc., Class B(b)	351,715

		584,093

	Airlines — 0.6%
821	Alaska Air Group, Inc.(b)	72,847
3,807	Delta Air Lines, Inc.(b)	187,267
1,762	JetBlue Airways Corp.(b)(c)	39,504
1,958	United Continental Holdings, Inc.(b)(c)	142,699

		442,317

	Auto Components — 0.2%
437	Adient PLC(b)(c)	25,608
847	Lear Corp.(b)	112,118

		137,726

	Automobiles — 0.5%
8,226	General Motors Co.(b)	286,594
208	Tesla Motors, Inc.(c)	44,447

		331,041

	Banks — 6.7%
38,572	Bank of America Corp.(b)	852,441
12,292	Citigroup, Inc.(b)	730,514
2,148	Comerica, Inc.(b)	146,300
757	East West Bancorp, Inc.(b)	38,478
7,783	Fifth Third Bancorp(b)	209,908
888	First Republic Bank(b)	81,820
16,839	Huntington Bancshares, Inc.(b)	222,612
14,279	JPMorgan Chase & Co.(b)	1,232,135
173	Signature Bank(c)	25,985
3,872	SunTrust Banks, Inc.(b)	212,379
17,219	Wells Fargo & Co.(b)	948,939

		4,701,511

	Beverages — 2.0%
16,998	Coca-Cola Co. (The)(b)	704,737
6,946	PepsiCo, Inc.(b)	726,760

		1,431,497

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — 2.9%
6,050	AbbVie, Inc.(b)	$378,851
762	Alexion Pharmaceuticals, Inc.(b)(c)	93,231
984	Alkermes PLC(b)(c)	54,691
1,001	Alnylam Pharmaceuticals, Inc.(b)(c)	37,477
2,803	Amgen, Inc.(b)	409,827
911	Biogen, Inc.(b)(c)	258,341
611	BioMarin Pharmaceutical, Inc.(b)(c)	50,615
3,079	Celgene Corp.(b)(c)	356,394
4,921	Gilead Sciences, Inc.(b)	352,393
343	Incyte Corp.(b)(c)	34,393

		2,026,213

	Building Products — 0.6%
1,664	A.O. Smith Corp.(b)	78,791
2,274	Fortune Brands Home & Security, Inc.(b)	121,568
4,370	Johnson Controls International PLC(b)	180,000
258	Lennox International, Inc.	39,518

		419,877

	Capital Markets — 2.2%
5,475	Bank of New York Mellon Corp. (The)(b)	259,405
588	BlackRock, Inc.(b)	223,758
1,883	Goldman Sachs Group, Inc. (The)(b)	450,884
8,565	Morgan Stanley(b)	361,871
661	MSCI, Inc.(b)	52,074
1,178	Raymond James Financial, Inc.(b)	81,600
930	SEI Investments Co.(b)	45,905
2,107	TD Ameritrade Holding Corp.(b)	91,865

		1,567,362

	Chemicals — 2.1%
521	AdvanSix, Inc.(b)(c)	11,535
651	Agrium, Inc.(b)	65,458
1,336	Air Products & Chemicals, Inc.(b)	192,144
1,303	Albemarle Corp.(b)	112,162
898	Ashland Global Holdings, Inc.(b)	98,142
1,035	Celanese Corp., Series A(b)	81,496
4,632	Huntsman Corp.(b)	88,379
759	International Flavors & Fragrances, Inc.(b)	89,433
2,095	Monsanto Co.(b)	220,415
1,665	PPG Industries, Inc.(b)	157,775
2,271	Praxair, Inc.(b)	266,138
1,175	Valspar Corp. (The)(b)	121,742

		1,504,819

	Commercial Services & Supplies — 0.3%
446	Waste Connections, Inc.	35,051
2,825	Waste Management, Inc.(b)	200,321

		235,372

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 1.0%
1,668	ARRIS International PLC(b)(c)	$50,257
21,120	Cisco Systems, Inc.(b)	638,246
334	Palo Alto Networks, Inc.(b)(c)	41,767

		730,270

	Construction & Engineering — 0.1%
1,327	Chicago Bridge & Iron Co.(b)	42,132

	Consumer Finance — 1.6%
3,522	Ally Financial, Inc.(b)	66,989
4,415	American Express Co.(b)	327,063
3,429	Capital One Financial Corp.(b)	299,146
3,486	Discover Financial Services(b)	251,306
4,319	Synchrony Financial(b)	156,650

		1,101,154

	Containers & Packaging — 0.4%
1,167	Crown Holdings, Inc.(b)(c)	61,349
3,932	International Paper Co.(b)	208,632
532	Packaging Corp. of America(b)	45,124

		315,105

	Diversified Financial Services — 1.5%
6,612	Berkshire Hathaway, Inc., Class B(b)(c)	1,077,624

	Diversified Telecommunication Services — 2.6%
23,005	AT&T, Inc.(b)	978,403
552	SBA Communications Corp., Class A(b)(c)	56,999
15,034	Verizon Communications, Inc.(b)	802,515

		1,837,917

	Electric Utilities — 2.1%
4,570	Alliant Energy Corp.(b)	173,158
6,396	American Electric Power Co., Inc.(b)	402,692
3,656	PG&E Corp.(b)	222,175
6,885	PPL Corp.(b)	234,434
5,391	Southern Co. (The)(b)	265,183
3,073	Westar Energy, Inc.(b)	173,164

		1,470,806

	Electrical Equipment — 0.5%
299	Acuity Brands, Inc.(b)	69,027
4,467	Emerson Electric Co.(b)	249,035

		318,062

	Electronic Equipment, Instruments & Components — 0.4%
1,407	Arrow Electronics, Inc.(b)(c)	100,319
1,980	Avnet, Inc.(b)	94,268
6,496	Flex Ltd.(b)(c)	93,347

		287,934

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — 1.3%
4,362	National Oilwell Varco, Inc.(b)	$163,313
3,461	Oceaneering International, Inc.(b)	97,635
7,976	Schlumberger Ltd.(b)	669,585

		930,533

	Food & Staples Retailing — 2.0%
1,846	Costco Wholesale Corp.(b)	295,563
3,443	CVS Health Corp.(b)	271,687
2,488	Sysco Corp.(b)	137,761
5,468	Wal-Mart Stores, Inc.(b)	377,948
3,584	Walgreens Boots Alliance, Inc.(b)	296,612

		1,379,571

	Food Products — 1.6%
3,547	General Mills, Inc.(b)	219,098
1,632	Hain Celestial Group, Inc. (The)(b)(c)	63,697
557	Ingredion, Inc.(b)	69,603
2,622	Kellogg Co.(b)	193,268
2,225	Kraft Heinz Co. (The)(b)	194,287
7,367	Mondelez International, Inc., Class A(b)	326,579
188	Post Holdings, Inc.(b)(c)	15,113
317	TreeHouse Foods, Inc.(b)(c)	22,884

		1,104,529

	Gas Utilities — 0.3%
1,722	Atmos Energy Corp.(b)	127,686
1,999	UGI Corp.(b)	92,114

		219,800

	Health Care Equipment & Supplies — 2.1%
7,508	Abbott Laboratories(b)	288,382
624	Align Technology, Inc.(b)(c)	59,985
389	Cooper Cos., Inc. (The)(b)	68,048
2,266	DENTSPLY SIRONA, Inc.(b)	130,816
4,178	Hologic, Inc.(b)(c)	167,621
825	IDEXX Laboratories, Inc.(b)(c)	96,748
6,217	Medtronic PLC(b)	442,837
826	ResMed, Inc.(b)	51,253
909	STERIS PLC(b)	61,258
770	Teleflex, Inc.(b)	124,086

		1,491,034

	Health Care Providers & Services — 2.6%
2,358	Anthem, Inc.(b)	339,010
2,192	Centene Corp.(b)(c)	123,870
3,711	Express Scripts Holding Co.(b)(c)	255,280
1,689	McKesson Corp.(b)	237,220
1,275	MEDNAX, Inc.(b)(c)	84,991
4,565	UnitedHealth Group, Inc.(b)	730,582
508	WellCare Health Plans, Inc.(b)(c)	69,637

		1,840,590

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 1.6%
364	Domino’s Pizza, Inc.(b)	$57,963
3,043	Hilton Worldwide Holdings, Inc.(b)	82,769
1,127	Las Vegas Sands Corp.(b)	60,193
3,107	McDonald’s Corp.(b)	378,184
2,601	MGM Resorts International(b)(c)	74,987
4,988	Starbucks Corp.(b)	276,934
2,190	Yum China Holdings, Inc.(b)(c)	57,203
2,190	Yum! Brands, Inc.(b)	138,693

		1,126,926

	Household Durables — 0.5%
1,633	Leggett & Platt, Inc.(b)	79,821
3,257	Newell Brands, Inc.(b)	145,425
3,216	Toll Brothers, Inc.(b)(c)	99,696

		324,942

	Household Products — 1.9%
1,966	Church & Dwight Co., Inc.(b)	86,878
1,573	Clorox Co. (The)(b)	188,791
1,870	Kimberly-Clark Corp.(b)	213,404
9,945	Procter & Gamble Co. (The)(b)	836,176

		1,325,249

	Industrial Conglomerates — 2.9%
3,051	3M Co.(b)	544,817
35,497	General Electric Co.(b)	1,121,705
3,488	Honeywell International, Inc.(b)	404,085

		2,070,607

	Insurance — 2.2%
1,318	Arch Capital Group Ltd.(b)(c)	113,730
2,827	Chubb Ltd.(b)	373,503
2,022	Cincinnati Financial Corp.(b)	153,167
3,703	Lincoln National Corp.(b)	245,398
4,897	Prudential Financial, Inc.(b)	509,582
998	Willis Towers Watson PLC(b)	122,035

		1,517,415

	Internet & Direct Marketing Retail — 2.4%
1,434	Amazon.com, Inc.(b)(c)	1,075,314
236	Liberty Expedia Holdings, Inc., Series A(b)(c)	9,362
4,574	Liberty Interactive Corp./QVC Group, Class A(b)(c)	91,388
486	Liberty Ventures, Series A(b)(c)	17,919
1,729	Netflix, Inc.(b)(c)	214,050
201	Priceline Group, Inc. (The)(b)(c)	294,678

		1,702,711

	Internet Software & Services — 4.1%
307	Alibaba Group Holding Ltd., Sponsored ADR(b)(c)	26,958
1,352	Alphabet, Inc., Class A(b)(c)	1,071,392
816	Alphabet, Inc., Class C(b)(c)	629,805

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Internet Software & Services — continued
81	CommerceHub, Inc., Series A(b)(c)	$1,216
162	CommerceHub, Inc., Series C(b)(c)	2,435
8,766	Facebook, Inc., Class A(b)(c)	1,008,528
4,543	Yahoo!, Inc.(b)(c)	175,678

		2,916,012

	IT Services — 3.4%
2,925	Accenture PLC, Class A(b)	342,605
655	Amdocs Ltd.(b)	38,154
1,720	Computer Sciences Corp.(b)	102,203
360	FleetCor Technologies, Inc.(b)(c)	50,947
1,181	Global Payments, Inc.(b)	81,973
3,501	International Business Machines Corp.(b)	581,131
4,205	MasterCard, Inc., Class A(b)	434,166
2,951	Paychex, Inc.(b)	179,657
7,829	Visa, Inc., Class A(b)	610,819

		2,421,655

	Leisure Products — 0.2%
1,129	Brunswick Corp.(b)	61,576
586	Polaris Industries, Inc.(b)	48,280

		109,856

	Life Sciences Tools & Services — 0.4%
708	Illumina, Inc.(b)(c)	90,652
1,534	Thermo Fisher Scientific, Inc.(b)	216,448

		307,100

	Machinery — 1.3%
652	AGCO Corp.(b)	37,725
3,887	Caterpillar, Inc.(b)	360,480
1,359	Cummins, Inc.(b)	185,735
2,426	IDEX Corp.(b)	218,486
581	WABCO Holdings, Inc.(b)(c)	61,673
964	Wabtec Corp.(b)	80,031

		944,130

	Media — 2.9%
939	AMC Networks, Inc., Class A(b)(c)	49,147
9,388	Comcast Corp., Class A(b)	648,242
36,426	Sirius XM Holdings, Inc.(b)	162,096
3,313	Time Warner, Inc.(b)	319,804
9,359	Twenty-First Century Fox, Inc., Class A(b)	262,426
956	Twenty-First Century Fox, Inc., Class B(b)	26,051
5,679	Walt Disney Co. (The)(b)	591,865

		2,059,631

	Metals & Mining — 0.2%
4,474	Steel Dynamics, Inc.(b)	159,185

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Multi – Utilities — 0.3%
4,966	Public Service Enterprise Group, Inc.(b)	$217,908

	Multiline Retail — 0.5%
2,844	Nordstrom, Inc.(b)	136,313
3,466	Target Corp.(b)	250,349

		386,662

	Oil, Gas & Consumable Fuels — 6.2%
1,770	Cheniere Energy, Inc.(b)(c)	73,331
7,795	Chevron Corp.(b)	917,471
2,413	Concho Resources, Inc.(b)(c)	319,964
16,270	Exxon Mobil Corp.(b)	1,468,530
3,480	HollyFrontier Corp.(b)	114,005
6,753	Noble Energy, Inc.(b)	257,019
5,635	Occidental Petroleum Corp.(b)	401,381
3,064	Phillips 66(b)	264,760
1,780	Pioneer Natural Resources Co.(b)	320,525
4,839	Spectra Energy Corp.(b)	198,835
6,271	Whiting Petroleum Corp.(b)(c)	75,377

		4,411,198

	Pharmaceuticals — 5.1%
1,191	Allergan PLC(b)(c)	250,122
7,282	Bristol-Myers Squibb Co.(b)	425,560
4,170	Eli Lilly & Co.(b)	306,704
844	Jazz Pharmaceuticals PLC(b)(c)	92,021
10,242	Johnson & Johnson(b)	1,179,981
10,712	Merck & Co., Inc.(b)	630,615
23,104	Pfizer, Inc.(b)	750,418

		3,635,421

	Professional Services — 0.2%
578	Manpowergroup, Inc.(b)	51,367
1,312	Verisk Analytics, Inc.(b)(c)	106,495

		157,862

	Real Estate Management & Development — 0.1%
559	Jones Lang LaSalle, Inc.(b)	56,481

	REITs – Apartments — 0.6%
823	American Campus Communities, Inc.(b)	40,961
561	Essex Property Trust, Inc.(b)	130,432
745	Mid-America Apartment Communities, Inc.(b)	72,950
4,045	UDR, Inc.(b)	147,562

		391,905

	REITs – Diversified — 0.7%
1,972	Crown Castle International Corp.(b)	171,111
1,316	Digital Realty Trust, Inc.(b)	129,310
7,240	Duke Realty Corp.(b)	192,294

		492,715

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	REITs – Mortgage — 0.2%
4,847	AGNC Investment Corp.(b)	$87,876
8,270	Annaly Capital Management, Inc.(b)	82,452

		170,328

	REITs – Office Property — 0.4%
1,607	Kilroy Realty Corp.(b)	117,665
1,517	SL Green Realty Corp.(b)	163,153

		280,818

	REITs – Shopping Centers — 0.4%
13,092	DDR Corp.(b)	199,915
1,155	Regency Centers Corp.(b)	79,637

		279,552

	REITs – Single Tenant — 0.3%
1,430	National Retail Properties, Inc.(b)	63,206
2,059	Realty Income Corp.(b)	118,351

		181,557

	REITs – Storage — 0.2%
1,525	Extra Space Storage, Inc.(b)	117,791

	Road & Rail — 0.9%
1,717	Norfolk Southern Corp.(b)	185,556
915	Old Dominion Freight Line, Inc.(b)(c)	78,498
3,737	Union Pacific Corp.(b)	387,452

		651,506

	Semiconductors & Semiconductor Equipment — 3.0%
9,410	Applied Materials, Inc.(b)	303,661
21,405	Intel Corp.(b)	776,359
2,220	Maxim Integrated Products, Inc.(b)	85,625
830	NXP Semiconductors NV(b)(c)	81,348
6,293	QUALCOMM, Inc.(b)	410,304
6,106	Texas Instruments, Inc.(b)	445,555
993	Versum Materials, Inc.(b)(c)	27,874

		2,130,726

	Software — 4.6%
3,182	Activision Blizzard, Inc.(b)	114,902
2,439	Adobe Systems, Inc.(b)(c)	251,095
412	ANSYS, Inc.(b)(c)	38,106
2,200	Cadence Design Systems, Inc.(b)(c)	55,484
379	CDK Global, Inc.(b)	22,622
429	Check Point Software Technologies Ltd.(c)	36,233
971	Dell Technologies, Inc., Class V(b)(c)	53,376
1,834	Fortinet, Inc.(b)(c)	55,240
28,775	Microsoft Corp.(b)	1,788,078
12,935	Oracle Corp.(b)	497,351
2,954	Salesforce.com, Inc.(b)(c)	202,231
652	ServiceNow, Inc.(b)(c)	48,470

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — continued
406	Synopsys, Inc.(b)(c)	$23,897
142	Ultimate Software Group, Inc. (The)(b)(c)	25,894

		3,212,979

	Specialty Retail — 2.5%
497	Advance Auto Parts, Inc.(b)	84,053
1,237	Dick’s Sporting Goods, Inc.(b)	65,685
1,582	Foot Locker, Inc.(b)	112,148
5,393	Home Depot, Inc. (The)(b)	723,093
4,459	Lowe’s Cos., Inc.(b)	317,124
575	Signet Jewelers Ltd.(b)	54,199
3,067	TJX Cos., Inc. (The)(b)	230,424
392	Ulta Salon, Cosmetics & Fragrance, Inc.(b)(c)	99,936
1,007	Williams-Sonoma, Inc.(b)	48,729

		1,735,391

	Technology Hardware, Storage & Peripherals — 3.8%
20,248	Apple, Inc.(b)	2,345,124
7,272	Hewlett Packard Enterprise Co.(b)	168,274
12,056	HP, Inc.(b)	178,911

		2,692,309

	Textiles, Apparel & Luxury Goods — 0.7%
412	Carter’s, Inc.(b)	35,593
2,897	Hanesbrands, Inc.(b)	62,488
743	Lululemon Athletica, Inc.(b)(c)	48,287
5,923	NIKE, Inc., Class B(b)	301,066
1,029	Skechers U.S.A., Inc., Class A(b)(c)	25,293

		472,727

	Thrifts & Mortgage Finance — 0.0%
2,133	New York Community Bancorp, Inc.(b)	33,936

	Tobacco — 1.7%
8,904	Altria Group, Inc.(b)	602,089
6,535	Philip Morris International, Inc.(b)	597,887

		1,199,976

	Water Utilities — 0.3%
2,843	American Water Works Co., Inc.(b)	205,720

	Wireless Telecommunication Services — 0.1%
7,863	Sprint Corp.(b)(c)	66,206

	Total Common Stocks (Identified Cost $58,723,760)	69,217,732

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Principal Amount		Value (†)
Short-Term Investments — 4.0%
$2,790,351	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $2,790,360 on 1/03/2017 collateralized by $2,930,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $2,849,246 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,790,351)	$2,790,351

	Total Investments — 102.0% (Identified Cost $61,514,111)(a)	72,008,083
	Other assets less liabilities — (2.0)%	(1,398,395)

	Net Assets — 100.0%	$70,609,688

Contracts
Written Options — (1.9%)
	Index Options — (1.9%)
35	On S&P 500® Index, Call expiring January 06, 2017 at 2200	$(152,950)
32	On S&P 500® Index, Call expiring January 13, 2017 at 2260	(31,200)
38	On S&P 500® Index, Call expiring January 20, 2017 at 2175	(281,390)
31	On S&P 500® Index, Call expiring January 20, 2017 at 2200	(164,610)
31	On S&P 500® Index, Call expiring January 20, 2017 at 2250	(57,970)
36	On S&P 500® Index, Call expiring February 17, 2017 at 2200	(236,700)
37	On S&P 500® Index, Call expiring February 17, 2017 at 2225	(177,970)
32	On S&P 500® Index, Call expiring March 17, 2017 at 2250	(145,760)
34	On S&P 500® Index, Call expiring March 17, 2017 at 2275	(109,650)

	Total Written Options (Premiums Received $1,217,286)	$(1,358,200)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $61,538,841 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,043,742
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(574,500)

	Net unrealized appreciation	$10,469,242

(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(c)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Industry Summary at December 31, 2016

Banks	6.7%
Oil, Gas & Consumable Fuels	6.2
Pharmaceuticals	5.1
Software	4.6
Internet Software & Services	4.1
Technology Hardware, Storage & Peripherals	3.8
IT Services	3.4
Semiconductors & Semiconductor Equipment	3.0
Industrial Conglomerates	2.9
Media	2.9
Biotechnology	2.9
Health Care Providers & Services	2.6
Diversified Telecommunication Services	2.6
Specialty Retail	2.5
Internet & Direct Marketing Retail	2.4
Capital Markets	2.2
Aerospace & Defense	2.2
Insurance	2.2
Chemicals	2.1
Health Care Equipment & Supplies	2.1
Electric Utilities	2.1
Beverages	2.0
Food & Staples Retailing	2.0
Other Investments, less than 2% each	25.4
Short-Term Investments	4.0

Total Investments	102.0
Other assets less liabilities (including open written options)	(2.0)

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 73.9% of Net Assets
Non-Convertible Bonds — 72.7%
	ABS Car Loan — 6.0%
$2,135,000	Ally Auto Receivables Trust, Series 2016-3, Class A3, 1.440%, 8/17/2020(b)	$2,134,852
1,455,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.720%, 12/08/2021(b)	1,486,663
295,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.650%, 5/09/2022(b)	300,645
600,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(b)	603,403
3,065,000	CPS Auto Receivables Trust, Series 2016-B, Class E, 8.140%, 5/15/2023, 144A	3,183,156
2,175,000	Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.020%, 11/15/2021, 144A(b)	2,176,336
655,000	DT Auto Owner Trust, Series 2014-3A, Class D, 4.470%, 11/15/2021, 144A(b)	667,950
4,075,000	DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022, 144A(b)	4,135,716
3,045,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A(b)	3,144,138
270,000	First Investors Auto Owner Trust, Series 2014-1A, Class D, 3.280%, 4/15/2021, 144A(b)	270,678
440,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A(b)	442,801
345,000	First Investors Auto Owner Trust, Series 2015-1A, Class D, 3.590%, 1/18/2022, 144A(b)	345,496
1,710,000	First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.220%, 12/15/2021, 144A(b)	1,734,493
220,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.350%, 11/15/2022, 144A(b)	215,460
605,000	Flagship Credit Auto Trust, Series 2015-1, Class C, 3.760%, 6/15/2021, 144A(b)	603,155
2,450,000	Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022, 144A	2,437,395
2,610,000	Flagship Credit Auto Trust, Series 2015-3, Class D, 7.120%, 11/15/2022, 144A	2,658,689
650,000	Flagship Credit Auto Trust, Series 2016-3, Class D, 3.890%, 11/15/2022, 144A(b)	637,270
1,135,000	Flagship Credit Auto Trust, Series 2016-3, Class E, 6.250%, 10/15/2023, 144A	1,117,877
1,403,699	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019(b)	1,402,873
2,446,114	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 9/15/2019(b)	2,447,083
1,981,279	Ford Credit Auto Owner Trust, Series 2015-B, Class A3, 1.160%, 11/15/2019(b)	1,979,470
3,350,000	Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.410%, 2/15/2020(b)	3,351,148

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$891,746	Ford Credit Auto Owner Trust, Series 2016-B, Class A2B, 1.014%, 3/15/2019(b)(c)	$892,233
10,395,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A2B, 0.844%, 9/15/2019(b)(c)	10,395,272
1,270,504	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018(b)	1,269,522
3,385,000	Honda Auto Receivables Owner Trust, Series 2015-3, Class A3, 1.270%, 4/18/2019(b)	3,383,906
2,135,000	Honda Auto Receivables Owner Trust, Series 2016-2, Class A3, 1.390%, 4/15/2020(b)	2,131,690
5,570,000	Honda Auto Receivables Owner Trust, Series 2016-4, Class A3, 1.210%, 12/18/2020(b)	5,525,560
970,000	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/2021(b)	960,903
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(b)	3,120,837
3,215,000	Toyota Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.340%, 6/17/2019(b)	3,215,165
795,000	Toyota Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.140%, 8/17/2020(b)	789,778
1,975,000	Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2B, 0.834%, 5/15/2019(b)(c)	1,975,147
1,345,000	USAA Auto Owner Trust, Series 2016-1, Class A3, 1.200%, 6/15/2020(b)	1,339,577

		72,476,337

	ABS Credit Card — 7.3%
3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 1.124%, 2/16/2021(b)(c)	3,154,786
2,695,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.430%, 6/15/2020(b)	2,699,465
2,295,000	American Express Credit Account Master Trust, Series 2014-5, Class A, 0.994%, 5/15/2020(b)(c)	2,297,286
4,050,000	American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.944%, 5/15/2020(b)(c)	4,050,025
2,765,000	American Express Issuance Trust II, Series 2013-2, Class A, 1.134%, 8/15/2019(b)(c)	2,775,545
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 1.084%, 6/15/2021(b)(c)	2,055,155
5,865,000	Bank of America Credit Card Trust, Series 2015-A1, Class A, 1.034%, 6/15/2020(b)(c)	5,872,877
995,000	Bank of America Credit Card Trust, Series 2016-A1, Class A, 1.094%, 10/15/2021(b)(c)	997,904
3,600,000	Capital One Multi-Asset Execution Trust, Series 2004-A7, Class A7, 1.450%, 8/16/2021(b)	3,592,476
5,865,000	Capital One Multi-Asset Execution Trust, Series 2007-A2, Class A2, 0.784%, 12/16/2019(b)(c)	5,865,000
3,370,000	Chase Issuance Trust, Series 2007-A12, Class A12, 0.754%, 8/15/2019(b)(c)	3,368,049
6,640,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.380%, 11/15/2019(b)	6,645,769
3,560,000	Chase Issuance Trust, Series 2015-A1, Class A, 1.024%, 2/18/2020(b)(c)	3,564,414

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$3,500,000	Chase Issuance Trust, Series 2015-A4, Class A, 1.840%, 4/15/2022(b)	$3,482,971
6,090,000	Chase Issuance Trust, Series 2016-A1, Class A, 1.114%, 5/17/2021(b)(c)	6,109,029
3,120,000	Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, 6/15/2021(b)	3,089,912
2,900,000	Chase Issuance Trust, Series 2016-A5, Class A5, 1.270%, 7/15/2021(b)	2,861,328
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 1.094%, 9/10/2020(b)(c)	5,845,926
3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.230%, 4/24/2019(b)	3,001,200
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020(b)	3,056,668
5,800,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.750%, 11/19/2021(b)	5,774,451
2,405,000	Discover Card Execution Note Trust, Series 2013-A1, Class A1, 1.004%, 8/17/2020(b)(c)	2,406,969
990,000	Discover Card Execution Note Trust, Series 2015-A1, Class A1, 1.054%, 8/17/2020(b)(c)	991,491
3,600,000	World Financial Network Credit Card Master Trust, Series 2015-C, Class A, 1.260%, 3/15/2021(b)	3,602,181

		87,160,877

	ABS Home Equity — 12.6%
764,379	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 3.278%, 3/25/2035(b)(c)	735,494
1,963,530	Ajax Mortgage Loan Trust, Series 2016-B, Class A, 4.000%, 9/25/2065, 144A(b)(c)	1,959,574
1,519,472	Ajax Mortgage Loan Trust, Series 2016-C, Class A, 4.000%, 10/25/2057, 144A(b)(c)	1,522,695
4,170,870	Alliance Bancorp Trust, Series 2007-OA1, Class A1, 0.996%, 7/25/2037(c)	3,011,615
708,655	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033	729,627
610,207	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033	604,142
450,120	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035	453,092
1,354,215	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	1,379,699
1,070,764	American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 0.884%, 9/25/2045(c)	882,632
1,500,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 3.236%, 6/17/2031, 144A(c)	1,491,339
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(b)	314,332
1,980,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	2,067,808
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,267,639
863,560	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	880,293
3,009,423	Banc of America Alternative Loan Trust, Series 2004-6, Class 2A1, 6.000%, 7/25/2034	3,152,115
1,098,966	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7, 5.250%, 7/25/2035	1,001,702

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$810,127	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	$803,019
1,593,970	Banc of America Funding Trust, Series 2004-B, Class 4A2, 3.231%, 11/20/2034(c)	1,486,210
467,191	Banc of America Funding Trust, Series 2005-5, Class A1, 5.500%, 9/25/2035(b)	483,125
1,132,807	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	1,160,661
648,953	Bayview Opportunity Master Fund Trust, Series 16-RPL3, Class A1, 3.475%, 7/28/2031, 144A(b)(c)	645,154
1,958,151	Bayview Opportunity Master Fund Trust, Series 2016-LT1, Class A1, 3.475%, 10/28/2031, 144A(b)(c)	1,950,416
1,002,713	Bayview Opportunity Master Fund Trust, Series 2016-RN3, Class A1, 3.598%, 9/29/2031, 144A(b)(c)	998,969
1,126,592	BCAP LLC Trust, Series 2007-AA2, Class 22A1, 6.000%, 3/25/2022	1,113,797
2,302,178	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 3.322%, 9/25/2034(c)	2,110,923
1,183,677	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1, 3.177%, 2/25/2036(c)	999,373
612,855	CAM Mortgage Trust, Series 2016-1, Class A, 4.000%, 1/15/2056, 144A(b)(c)	609,931
2,055,000	CAM Mortgage Trust, Series 2016-1, Class M, 5.000%, 1/15/2056, 144A(c)	1,970,435
632,204	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.967%, 5/25/2035(c)	587,849
2,545,327	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A3, 3.005%, 8/25/2035(c)	2,190,801
2,967,154	Citigroup Mortgage Loan Trust, Inc., Series 2014-11, Class 2A1, 0.990%, 8/25/2036, 144A(b)(c)	2,679,422
2,665,192	Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1, 0.784%, 6/25/2047, 144A(b)(c)	2,311,849
2,007,498	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1, 6.000%, 9/25/2036	1,788,886
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A(b)	2,158,561
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(b)(c)	1,065,765
400,000	Colony American Homes, Series 2014-2A, Class E, 3.960%, 7/17/2031, 144A(c)	401,892
812,498	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(b)	831,425
763,569	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034	795,161
1,353,174	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	1,392,993
767,580	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(b)	779,513
6,304	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.188%, 8/25/2034(b)(c)(d)	6,142

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$866,469	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.966%, 5/25/2035(c)	$717,884
827,406	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 8A1, 3.223%, 8/25/2034(c)	710,829
122,258	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 3.055%, 9/20/2034(b)(c)(d)	115,254
309,580	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 1.026%, 4/25/2035(c)	241,971
946,427	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035	844,467
1,849,178	Credit Suisse First Boston Mortgage Pass Through Certificates, Series 2004-AR3, Class 3A1, 3.085%, 5/25/2034(b)(c)	1,734,339
276,109	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 4A4, 5.750%, 11/25/2033(b)	288,430
698,278	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 3.145%, 11/25/2033(b)(c)	672,831
521,220	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 3.253%, 12/25/2033(b)(c)(d)	505,766
871,568	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	803,561
745,409	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-5, Class 1A4, 5.500%, 11/25/2035(c)	708,138
1,164,090	Deutsche Mortgage Securities, Inc., Series 2004-4, Class 7AR1, 1.106%, 6/25/2034(c)	1,057,975
789,256	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1.066%, 9/19/2045(c)	586,446
2,100,989	Dukinfield 2 PLC, Series 2, Class A, 1.615%, 12/20/2052, (GBP)(b)(c)	2,593,386
783,543	Eurosail PLC, Series 2007-2X, Class A3C, 0.527%, 3/13/2045, (GBP)(b)(c)	933,195
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 5.006%, 11/25/2023(c)	528,083
2,015,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 2.956%, 2/25/2024(b)(c)	2,061,397
1,580,264	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 2.406%, 4/25/2024(b)(c)	1,593,227
2,585,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.606%, 10/25/2027(b)(c)	2,622,014
511,570	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.578%, 7/19/2035(c)	460,803
1,027,503	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 3.202%, 12/25/2034(b)(c)	1,018,327
469,830	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.118%, 7/25/2035(c)	415,960
1,385,646	HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 0.916%, 11/19/2036(c)	1,139,882
1,864,227	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1.536%, 12/25/2034(c)	1,529,436
1,930,958	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.396%, 7/25/2045(c)	1,615,274

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$4,074,600	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 0.966%, 2/25/2046(c)	$3,208,004
860,000	Invitation Homes Trust, Series 2015-SFR1, Class E, 4.936%, 3/17/2032, 144A(c)	862,581
2,333,456	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 3A1, 2.901%, 3/25/2036(c)	1,910,904
663,417	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 2.770%, 11/25/2033(b)(c)	629,053
2,153,011	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	2,176,387
1,647,076	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 2.930%, 4/25/2035(b)(c)	1,635,638
577,947	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 3.077%, 6/25/2035(b)(c)	580,081
2,174,435	JPMorgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.000%, 1/25/2036	1,817,490
1,264,471	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 3.184%, 2/25/2036(c)	1,116,695
2,424,068	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A4, 3.186%, 1/25/2037(c)	2,163,641
719,402	Lehman XS Trust, Series 2005-7N, Class 3A1, 1.036%, 12/25/2035(c)	540,127
24	Lehman XS Trust, Series 2006-12N, Class A2A1, 0.906%, 8/25/2046(c)(d)	23
808,470	Lehman XS Trust, Series 2006-2N, Class 1A1, 1.016%, 2/25/2046(c)	596,605
577,369	Ludgate Funding PLC, Series 2007-1, Class A2B, Zero Coupon, 1/01/2061, (EUR)(b)(c)	568,604
2,273,326	Ludgate Funding PLC, Series 2008-W1X, Class A1, 0.983%, 1/01/2061, (GBP)(b)(c)	2,663,010
360,755	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 3.148%, 5/25/2034(b)(c)(d)	345,080
1,680,359	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 2.854%, 7/25/2034(c)	1,622,330
419,598	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 3.188%, 4/25/2036(c)	384,948
609,292	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	629,090
658,888	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	675,226
756,051	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	771,179
1,964,986	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	2,082,826
243,388	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.706%, 5/25/2036(b)(c)	234,698
715,401	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)	681,901
1,475,655	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	1,517,260
1,837,897	National City Mortgage Capital Trust, Series 2008-1, Class 2A1, 6.000%, 3/25/2038	1,907,056

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
850,123	Newgate Funding, Series 2007-3X, Class A2B, 0.284%, 12/15/2050, (EUR)(b)(c)	$857,136
784,810	NYMT Residential LLC, Series 2016-RP1A, Class A, 4.000%, 3/25/2021, 144A(b)(c)	778,941
1,683,290	RCO Depositor II LLC, Series 2015-2A, Class A, 4.500%, 11/25/2045, 144A(b)(c)	1,681,397
2,700,000	RCO Depositor II LLC, Series 2015-2A, Class M, 5.000%, 11/25/2045, 144A(c)	2,575,456
1,135,803	Residential Accredit Loans, Inc. Trust, Series 2006-QO4, Class 2A1, 0.946%, 4/25/2046(c)	913,497
538,950	Residential Accredit Loans, Inc. Trust, Series 2006-QO7, Class 3A2, 0.961%, 9/25/2046(c)	398,121
869,934	Residential Accredit Loans, Inc. Trust, Series 2007-QO4, Class A1A, 0.946%, 5/25/2047(c)	724,190
1,747,514	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,532,636
594,793	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036(d)	577,100
267,524	RMAC PLC, Series 2005-NS3X, Class A2C, 0.042%, 6/12/2043, (EUR)(b)(c)	265,305
475,503	RMAC Securities No. 1 PLC, Series 2006-NS1X, Class A2C, Zero Coupon, 6/12/2044, (EUR)(b)(c)	469,050
365,968	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, 0.526%, 6/12/2044, (GBP)(b)(c)	419,320
671,403	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 3.039%, 9/25/2034(b)(c)	660,848
891,227	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 3.096%, 6/25/2034(b)(c)	880,419
4,007,361	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1.066%, 7/25/2035(c)	2,930,656
814,429	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(b)	823,425
451,577	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035	457,934
1,200,000	Towd Point Mortgage Funding PLC, Series 16-GR1X, Class B, 1.802%, 7/20/2046, (GBP)(b)(c)	1,478,926
902,617	U.S. Residential Opportunity Fund III Trust, Series 2016-1III, Class A, 3.475%, 7/27/2036, 144A(b)(c)	898,877
2,927,312	Vericrest Opportunity Loan Transferee, Series 16-NPL8, Class A1, 3.500%, 7/25/2046, 144A(b)(c)	2,917,314
407,415	Vericrest Opportunity Loan Transferee, Series 2015-NPL7, Class A1, 3.250%, 2/25/2055, 144A(b)(c)	406,345
1,565,000	VOLT XL LLC, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(c)	1,491,433
2,472,098	VOLT XXVI LLC, Series 2014-NPL6, Class A1, 3.125%, 9/25/2043, 144A(b)(c)	2,468,605
452,705	VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/2057, 144A(b)(c)	452,746

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,401,293	VOLT XXXI LLC, Series 2015-NPL2, Class A1, 3.375%, 2/25/2055, 144A(b)(c)	$1,404,672
1,149,527	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, 3.500%, 3/25/2055, 144A(b)(c)	1,152,832
1,569,097	VOLT XXXIX LLC, Series 2015-NP13, Class A1, 4.125%, 10/25/2045, 144A(b)(c)	1,578,544
1,320,794	VOLT XXXV, Series 2016-NPL9, Class A1, 3.500%, 9/25/2046, 144A(b)(c)	1,317,714
440,741	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034(b)	463,044
1,160,668	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.098%, 9/25/2046(c)	1,107,025
2,925,965	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.848%, 1/25/2047(c)	2,723,850
1,925,629	WaMu Mortgage Pass Through Certificates, Series 2007-HY5, Class 2A3, 2.400%, 5/25/2037(c)	1,597,625
855,000	Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.000%, 7/15/2046, 144A(c)	852,438
385,317	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 2.995%, 8/25/2034(b)(c)	390,570
243,764	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035(d)	247,995
1,070,508	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036	1,059,043
575,067	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 3.010%, 5/01/2035(b)(c)	591,406

		151,141,817

	ABS Other — 3.8%
4,236,607	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(c)	4,077,734
738,095	AIM Aviation Finance Ltd., Series 2015-1A, Class C1, 4.750%, 2/15/2040, 144A	675,357
1,240,000	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(b)(c)	1,230,700
2,805,093	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(b)	2,713,374
549,159	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(b)	549,491
1,949,544	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)	1,239,910
761,855	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)	219,566
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)	49,445
1,317,885	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(e)(g)	1,266,509
3,120,000	OneMain Financial Issuance Trust, 4.160%, 11/20/2028, 144A(b)	3,000,087
601,471	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A(b)	601,501

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$443,349	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(b)	$443,531
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A(b)	744,699
6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A	6,502,683
1,265,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(b)	1,273,978
3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A	3,180,594
2,685,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A(b)	2,827,189
4,196,452	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(b)	4,216,181
147,284	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A(b)	147,354
599,051	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(b)	596,105
1,189,602	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(b)	1,189,216
598,483	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A(b)	598,703
2,566,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	2,490,611
5,700,000	Working Capital Solutions Funding LLC, 7.711%, 8/27/2017, 144A(c)(d)(e)	5,700,000

		45,534,518

	ABS Student Loan — 0.4%
310,338	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 2.006%, 8/25/2032, 144A(b)(c)	312,267
1,573,087	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.792%, 3/25/2033, 144A(b)(c)	1,580,919
3,110,000	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(b)	3,113,592

		5,006,778

	Aerospace & Defense — 0.7%
1,135,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(b)	1,128,190
1,195,000	Embraer Overseas Ltd., 5.696%, 9/16/2023, 144A(b)	1,248,775
6,003,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	6,078,038

		8,455,003

	Airlines — 1.1%
8,093,778	Air Canada Pass Through Trust, Series 2015-2, Class B, 5.000%, 6/15/2025, 144A(b)	8,116,116
5,641,485	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	5,444,033

		13,560,149

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 2.5%
$5,875,000	American Honda Finance Corp., MTN, 1.191%, 11/19/2018(b)(c)	$5,876,586
3,700,000	American Honda Finance Corp., Series MTN, 1.447%, 9/20/2017(b)(c)	3,708,799
5,785,000	BMW U.S. Capital LLC, 1.373%, 9/13/2019, 144A(b)(c)	5,783,583
6,100,000	Hyundai Capital Services, Inc., 1.793%, 3/18/2017, 144A(b)(c)	6,101,720
5,960,000	Nissan Motor Acceptance Corp., 1.492%, 3/03/2017, 144A(b)(c)	5,965,280
2,955,000	Toyota Motor Credit Corp., MTN, 1.322%, 10/18/2019(b)(c)	2,969,539

		30,405,507

	Banking — 3.4%
2,625,000	Ally Financial, Inc., 4.250%, 4/15/2021	2,649,609
3,200,000	Ally Financial, Inc., 5.750%, 11/20/2025	3,192,000
44,895,000	Banco Hipotecario S.A., 24.729%, 1/12/2020, 144A, (ARS)(c)	2,704,314
1,334,000	Bank of America NA, Series BKNT, 1.263%, 6/15/2017(b)(c)	1,333,272
4,603,000	Citigroup, Inc., 1.630%, 11/24/2017(b)(c)	4,612,629
5,840,000	Goldman Sachs Group, Inc. (The), MTN, 1.567%, 6/04/2017(b)(c)	5,849,309
5,800,000	JPMorgan Chase Bank NA, 1.588%, 9/23/2019(b)(c)	5,804,362
12,840,000	Santander Holdings USA, Inc., 4.500%, 7/17/2025(b)	12,759,699
1,330,000	Wells Fargo & Co., MTN, 1.234%, 6/02/2017(b)(c)	1,330,521

		40,235,715

	Building Materials — 0.5%
5,500,000	Cemex SAB de CV, 6.125%, 5/05/2025, 144A	5,623,750

	Cable Satellite — 1.1%
1,325,000	Cablevision S.A., 6.500%, 6/15/2021, 144A	1,346,531
2,865,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A(b)	2,426,048
1,575,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A(b)	1,369,535
1,740,000	DISH DBS Corp., 5.875%, 11/15/2024	1,790,460
1,475,000	DISH DBS Corp., 7.750%, 7/01/2026	1,663,062
2,065,000	Time Warner Cable LLC, 4.500%, 9/15/2042(b)	1,870,180
2,900,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	2,826,920

		13,292,736

	Collateralized Mortgage Obligations — 0.6%
56,697,988	Government National Mortgage Association, Series 2012-135, Class IO, 0.611%, 1/16/2053(b)(c)(h)	2,336,025
1,316,231	GSR Mortgage Loan Trust, Series 2005-AR5, Class 4A1, 3.233%, 10/25/2035(c)	1,235,095
541,897	HarborView Mortgage Loan Trust, Series 2006-7, Class 2A1A, 0.936%, 9/19/2046(c)	389,241
3,062,568	Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 3.014%, 2/25/2036(c)	2,819,069

		6,779,430

	Construction Machinery — 0.5%
5,810,000	Caterpillar Financial Services Corp., GMTN, 1.620%, 2/23/2018(b)(c)	5,839,004

	Diversified Manufacturing — 0.5%
5,915,000	United Technologies Corp., 1.236%, 11/01/2019(b)(c)	5,928,427

	Electric — 1.6%
12,170,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(b)	13,843,375
4,800,000	Pacific Gas & Electric Co., 1.131%, 11/30/2017(b)(c)	4,801,522

		18,644,897

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 0.7%
$3,225,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	$3,063,750
5,813,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	5,653,143

		8,716,893

	Financial Other — 0.6%
6,780,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	6,864,750

	Food & Beverage — 1.5%
5,940,000	BRF GmbH, 4.350%, 9/29/2026, 144A(b)	5,507,568
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(b)	3,102,590
3,225,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	3,233,063
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	670,454
460,000	JBS Investments GmbH, 7.250%, 4/03/2024, 144A	480,700
2,090,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	2,116,125
145,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	150,076
2,900,000	PepsiCo, Inc., 1.268%, 10/04/2019(b)(c)	2,903,190

		18,163,766

	Government Owned – No Guarantee — 1.9%
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)(b)	5,761,169
9,960,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	9,740,880
905,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	668,976
940,000	Petrobras Global Finance BV, 8.750%, 5/23/2026	1,014,025
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(b)	3,100,093
1,930,000	YPF S.A., 26.333%, 7/07/2020, 144A(c)	2,180,900

		22,466,043

	Health Insurance — 0.5%
5,665,000	Aetna, Inc., 1.601%, 12/08/2017(b)(c)	5,684,533

	Home Construction — 0.2%
2,920,000	PulteGroup, Inc., 5.000%, 1/15/2027	2,774,000

	Independent Energy — 4.9%
150,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	135,375
665,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	586,863
905,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023(f)	660,650
240,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021(f)	178,800
74,000	California Resources Corp., 5.500%, 9/15/2021	58,090
448,000	California Resources Corp., 6.000%, 11/15/2024	328,720
1,095,000	California Resources Corp., 8.000%, 12/15/2022, 144A	974,550
3,180,000	Callon Petroleum Co., 6.125%, 10/01/2024, 144A	3,275,400
245,000	Canadian Natural Resources Ltd., 3.900%, 2/01/2025(b)	245,724
326,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	297,475
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	12,675
16,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	16,160
1,190,000	Chesapeake Energy Corp., 8.000%, 1/15/2025, 144A	1,213,800
800,000	Concho Resources, Inc., 5.500%, 10/01/2022	829,000
3,105,000	Concho Resources, Inc., 5.500%, 4/01/2023	3,217,711

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$3,635,000	Continental Resources, Inc., 3.800%, 6/01/2024	$3,353,287
560,000	Continental Resources, Inc., 4.500%, 4/15/2023	548,800
11,465,000	Continental Resources, Inc., 5.000%, 9/15/2022(b)	11,572,656
1,342,000	Devon Energy Corp., 5.000%, 6/15/2045(b)	1,318,294
1,195,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	1,242,800
4,519,000	Matador Resources Co., 6.875%, 4/15/2023	4,744,950
1,265,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	1,125,850
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	166,500
2,055,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,859,775
2,390,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	2,449,750
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(d)(e)(i)	—
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(d)(e)(i)	—
2,015,000	Parsley Energy LLC/Parsley Finance Corp., 6.250%, 6/01/2024, 144A	2,120,385
725,000	PDC Energy, Inc., 6.125%, 9/15/2024, 144A	741,313
7,565,000	RSP Permian, Inc., 6.625%, 10/01/2022	7,999,987
1,055,000	SM Energy Co., 5.000%, 1/15/2024	994,338
1,750,000	SM Energy Co., 6.125%, 11/15/2022	1,771,875
165,000	SM Energy Co., 6.500%, 1/01/2023	167,681
535,000	SM Energy Co., 6.750%, 9/15/2026	551,050
400,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	401,564
3,255,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	3,238,725

		58,400,573

	Industrial Other — 0.2%
2,200,000	Alfa SAB de CV, 6.875%, 3/25/2044, 144A(b)	2,139,500

	Integrated Energy — 1.1%
1,225,000	BP Capital Markets PLC, 1.327%, 2/13/2018(b)(c)	1,226,210
6,595,000	Chevron Corp., 1.076%, 11/15/2017(b)(c)	6,595,923
5,795,000	Shell International Finance BV, 1.303%, 9/12/2019(b)(c)	5,796,704

		13,618,837

	Life Insurance — 0.5%
5,785,000	Metropolitan Life Global Funding I, 1.299%, 9/14/2018, 144A(b)(c)	5,790,438

	Local Authorities — 0.2%
2,900,000	Provincia de Buenos Aires, 5.750%, 6/15/2019, 144A	3,023,830

	Lodging — 0.1%
715,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/2024, 144A	742,706

	Media Entertainment — 0.4%
4,150,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	4,147,385
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	977,545

		5,124,930

	Midstream — 4.5%
2,695,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.500%, 5/20/2025	2,721,950
2,340,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 3/01/2022	2,398,500

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$410,000	Energy Transfer Partners LP, 5.150%, 3/15/2045(b)	$393,223
5,595,000	Energy Transfer Partners LP, 6.125%, 12/15/2045(b)	5,952,739
1,290,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045(b)	1,169,452
765,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044(b)	736,778
1,195,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042(b)	1,113,372
2,155,000	Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042(b)	2,059,574
255,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043(b)	245,888
1,750,000	Kinder Morgan Energy Partners LP, 5.625%, 9/01/2041(b)	1,757,667
450,000	MPLX LP, 4.000%, 2/15/2025(b)	437,402
765,000	MPLX LP, 4.500%, 7/15/2023(b)	776,946
5,395,000	MPLX LP, 4.875%, 12/01/2024(b)	5,555,199
475,000	MPLX LP, 4.875%, 6/01/2025(b)	488,370
2,690,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	2,666,462
415,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	424,338
3,050,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023, 144A	3,149,125
5,055,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025(b)	5,408,850
180,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	172,125
690,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	696,900
1,120,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	1,159,200
6,015,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024	6,451,087
1,310,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	1,414,800
3,995,000	Williams Partners LP, 4.000%, 9/15/2025(b)	3,950,172
965,000	Williams Partners LP, 5.100%, 9/15/2045(b)	917,183
1,825,000	Williams Partners LP, 6.300%, 4/15/2040(b)	1,947,989

		54,165,291

	Non-Agency Commercial Mortgage-Backed Securities — 4.8%
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 3.204%, 8/15/2029, 144A(b)(c)	1,580,900
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class E, 4.374%, 8/15/2029, 144A(c)	1,587,946
3,442,048	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.849%, 5/15/2020, 144A(c)(e)(g)	3,349,021
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.180%, 4/15/2044, 144A(b)(c)	4,658,535
1,900,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 3.704%, 10/15/2034, 144A(b)(c)	1,904,485
3,700,000	Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class A, 1.954%, 3/15/2017, 144A(b)(c)	3,702,255
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.685%, 11/10/2046, 144A(b)(c)	2,669,814
6,505,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.793%, 8/10/2045(c)	6,425,764
4,429	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A	4,411

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,580,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/05/2030, 144A(b)(c)	$1,582,358
1,520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)(c)	1,506,868
3,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 5.204%, 7/15/2036, 144A(b)(c)	3,109,298
1,225,881	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.775%, 4/12/2049(b)(c)	1,225,664
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.473%, 6/15/2044, 144A(b)(c)	1,617,485
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.473%, 6/15/2044, 144A(b)(c)	2,173,355
9,814,029	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(e)(g)	9,906,035
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 3.204%, 11/15/2026, 144A(b)(c)	2,178,052
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 3.954%, 11/15/2026, 144A(b)(c)	2,140,529
3,165,000	SCG Trust, Series 2013-SRP1, Class D, 4.048%, 11/15/2026, 144A(b)(c)	3,034,671
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.602%, 2/15/2044, 144A(b)(c)	2,648,840

		57,006,286

	Oil Field Services — 0.6%
3,490,000	Noble Holding International Ltd., 5.250%, 3/15/2042	2,303,400
3,015,000	Noble Holding International Ltd., 7.750%, 1/15/2024	2,835,909
2,040,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	2,059,135

		7,198,444

	Pharmaceuticals — 1.0%
5,570,000	Merck & Co., Inc., 1.007%, 2/10/2017(b)(c)	5,571,242
3,175,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	2,381,250
5,356,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	4,043,780

		11,996,272

	Refining — 0.2%
2,090,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	2,047,991

	REITs – Mortgage — 0.1%
775,000	Starwood Property Trust, Inc., 5.000%, 12/15/2021, 144A	785,385

	Retailers — 0.1%
1,080,000	PVH Corp., 7.750%, 11/15/2023(b)	1,255,500

	Technology — 3.0%
4,770,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	4,972,725
1,542,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,592,115
6,955,000	Cisco Systems, Inc., 1.337%, 9/20/2019(b)(c)	6,972,165
11,255,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A(b)	12,192,496
3,310,000	Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024, 144A	3,367,925
6,695,000	Open Text Corp., 5.875%, 6/01/2026, 144A	7,063,225

		36,160,651

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 2.3%
42,200(†††)	Brazil Letras do Tesouro Nacional, Zero Coupon, 7/01/2017, (BRL)	$12,240,904
1,115,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)(b)	4,772,517
43,850,000	Poland Government International Bond, 4.750%, 4/25/2017, (PLN)(b)	10,579,370

		27,592,791

	Wirelines — 0.7%
1,880,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.125%, 12/15/2024, 144A	1,898,800
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(i)	654,578
5,685,000	Verizon Communications, Inc., 2.709%, 9/14/2018(b)(c)	5,811,901

		8,365,279

	Total Non-Convertible Bonds (Identified Cost $888,183,803)	870,169,634

Convertible Bonds — 1.2%
	Building Materials — 0.0%
335,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	311,969

	Diversified Operations — 0.1%
775,000	RWT Holdings, Inc., 5.625%, 11/15/2019	780,812

	Healthcare — 0.2%
1,180,000	Brookdale Senior Living, Inc., 2.750%, 6/15/2018	1,148,287
615,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	590,016

		1,738,303

	Media Entertainment — 0.1%
885,000	Liberty Media Corp., 2.250%, 9/30/2046, 144A	932,569

	Pharmaceuticals — 0.6%
1,250,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	1,189,063
4,110,000	Impax Laboratories, Inc., 2.000%, 6/15/2022	3,244,331
2,770,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	2,792,506

		7,225,900

	Technology — 0.2%
420,000	CalAmp Corp., 1.625%, 5/15/2020	404,775
740,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022, 144A	832,038
1,578,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	1,631,257

		2,868,070

	Total Convertible Bonds (Identified Cost $13,411,536)	13,857,623

	Total Bonds and Notes (Identified Cost $901,595,339)	884,027,257

Senior Loans — 7.5%
	Aerospace & Defense — 0.3%
1,184,548	Engility Corp., Term Loan B2, 5.807%, 8/12/2023(j)	1,201,428
335,444	TransDigm, Inc., 2015 Term Loan E, 3.845%, 5/14/2022(j)	338,111

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — continued
$2,398,221	TransDigm, Inc., 2016 Extended Term Loan F, 3.770%, 6/09/2023(c)	$2,421,004

		3,960,543

	Automotive — 0.1%
1,587,537	Gates Global, Inc., Term Loan B, 4.250%, 7/06/2021(c)	1,587,537

	Building Materials — 0.6%
1,596,000	HD Supply, Inc., Incremental Term Loan B2, 3.748%, 10/17/2023(c)	1,606,645
2,112,508	Headwaters, Inc., 2016 Term Loan B, 4.000%, 3/24/2022(c)	2,122,416
865,996	Ply Gem Industries, Inc., Term Loan, 4.000%, 2/01/2021(c)	872,855
335,000	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 11/15/2023(k)	338,072
2,035,000	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 4.000%, 11/15/2023(c)	2,053,661

		6,993,649

	Cable Satellite — 0.4%
282,710	Altice U.S. Finance I Corp., 2016 Term Loan B, 3.882%, 1/15/2025(c)	285,537
205,000	CSC Holdings LLC, 2016 Term Loan, 3.876%, 10/11/2024(c)	207,007
2,575,000	Virgin Media Investment Holdings Ltd., USD Term Loan I, 3.486%, 1/31/2025(c)	2,584,991
1,684,803	Ziggo Financing Partnership, USD Term Loan B1, 3.500%, 1/15/2022(c)	1,691,829
309,719	Ziggo Financing Partnership, USD Term Loan B2A, 3.500%, 1/15/2022(c)	311,011
96,238	Ziggo Financing Partnership, USD Term Loan B3, 3.701%, 1/15/2022(c)	96,639

		5,177,014

	Consumer Cyclical Services — 0.4%
1,175,000	Conduent, Inc., USD Term Loan B, 12/07/2023(k)	1,188,219
3,885,000	Conduent, Inc., USD Term Loan B, 6.250%, 12/07/2023(c)	3,928,706

		5,116,925

	Consumer Products — 0.3%
3,119,292	Serta Simmons Bedding LLC, 1st Lien Term Loan, 4.500%, 11/08/2023(c)	3,151,452

	Environmental — 0.1%
753,113	GFL Environmental, Inc., USD Term Loan B, 3.750%, 9/29/2023(c)	754,679

	Gaming — 0.1%
741,258	Boyd Gaming Corp., Term Loan B2, 3.756%, 9/15/2023(c)	749,331

	Healthcare — 0.1%
905,000	Envision Healthcare Corp., 2016 Term Loan B, 4.000%, 12/01/2023(c)	913,489

	Independent Energy — 0.5%
3,385,000	California Resources Corp., Second Out Term Loan, 11.375%, 12/31/2021(c)	3,751,697
2,649,896	Chesapeake Energy Corp., Term Loan, 8.500%, 8/23/2021(c)	2,880,649

		6,632,346

	Industrial Other — 0.4%
1,891,188	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(c)	1,555,502
2,940,300	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(c)	2,950,415

		4,505,917

	Leisure — 0.0%
310,000	AMC Entertainment, Inc., New Term Loan B, 3.511%, 12/15/2023(c)	312,867

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 0.3%
$1,511,213	Camelot UK Holdco Ltd., Term Loan B, 4.750%, 10/03/2023(c)	$1,527,896
1,050,566	CBS Radio, Inc., Term Loan B, 4.500%, 10/17/2023(c)	1,059,758
1,092,857	Donnelley Financial Solutions, Inc., Term Loan B, 5.000%, 9/30/2023(c)	1,102,879

		3,690,533

	Midstream — 0.2%
1,002,817	Energy Transfer Equity LP, 2015 Term Loan, 4.137%, 12/02/2019(c)	1,007,209
1,598,385	Energy Transfer Equity LP, New Term Loan, 3.387%, 12/02/2019(c)	1,598,385

		2,605,594

	Natural Gas — 0.1%
955,402	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	749,991

	Other Utility — 0.3%
3,129,569	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	3,125,657

	Packaging — 0.3%
3,075,000	Flex Acquisition Company, Inc., Unsecured Bridge Loan, 8.000%, 12/06/2017(c)	3,067,312
282,625	Signode Industrial Group U.S., Inc., USD Term Loan B, 4.000%, 5/01/2021(c)	284,745

		3,352,057

	Pharmaceuticals — 0.5%
5,430,000	inVentiv Health, Inc., 2016 Term Loan B, 4.750%, 11/09/2023(c)	5,474,580

	Property & Casualty Insurance — 0.1%
1,467,650	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	1,469,485

	Retailers — 0.8%
2,400,000	Bass Pro Group LLC, Term Loan B, 5.970%, 12/16/2023(c)	2,376,000
1,353,634	Harbor Freight Tools USA, Inc., 2016 Term Loan B, 3.887%, 8/19/2023(c)	1,371,678
1,173,660	Men’s Wearhouse, Inc. (The), Term Loan B, 4.500%, 6/18/2021(c)	1,172,193
2,827,822	PetSmart, Inc., Term Loan B2, 4.000%, 3/11/2022(c)	2,834,892
1,867,273	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	1,812,189

		9,566,952

	Supermarkets — 0.3%
3,560,000	Albertsons LLC, USD 2016 Term Loan B4, 8/22/2021(k)	3,599,302

	Technology — 0.4%
857,850	Cavium, Inc., Term Loan B, 3.750%, 8/16/2022(c)	865,356
284,288	NXP BV, Term Loan F, 3.270%, 12/07/2020(c)	285,567
990,000	Rackspace Hosting, Inc., 1st Lien Term Loan, 11/03/2023(k)	1,001,959
2,130,531	Western Digital Corp., USD 2016 Term Loan B1, 4.520%, 4/29/2023(c)	2,163,149

		4,316,031

	Transportation Services — 0.2%
2,992,500	Uber Technologies, Term Loan B, 5.000%, 7/13/2023(c)	2,996,241

	Wireless — 0.3%
632,000	GTT Communications, Inc., USD 2016 Term Loan B, 9/12/2023(k)	640,690
2,965,000	Lonestar Intermediate Super Holdings LLC, PIK Term Loan B, 10.000%, 8/31/2021(c)	3,046,537

		3,687,227

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 0.4%
$1,160,000	Consolidated Communications, Inc., Term Loan B2, 10/05/2023(k)	$1,165,800
3,478,050	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	3,484,137

		4,649,937

	Total Senior Loans (Identified Cost $88,183,118)	89,139,336

Loan Participations — 0.2%
	ABS Other — 0.2%
2,302,766	Rise Ltd., Series 2014-1, Class A, 4.750%, 2/15/2039(c)(e)(g) (Identified Cost $2,320,036)	2,256,710

Shares
Preferred Stocks — 0.9%
Convertible Preferred Stocks — 0.6%
	Food & Beverage — 0.2%
25,620	Bunge Ltd., 4.875%	2,616,058

	Pharmaceuticals — 0.2%
521	Allergan PLC, Series A, 5.500%	397,242
2,057	Teva Pharmaceutical Industries Ltd., 7.000%	1,331,496

		1,728,738

	Technology — 0.2%
24,910	Belden, Inc., 6.750%	2,632,240

	Total Convertible Preferred Stocks (Identified Cost $7,080,603)	6,977,036

Non-Convertible Preferred Stock — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(b) (Identified Cost $4,040,000)	4,242,000

	Total Preferred Stocks (Identified Cost $11,120,603)	11,219,036

Common Stocks — 1.7%
	Energy Equipment & Services — 0.1%
35,206	Halliburton Co.	1,904,292

	Oil, Gas & Consumable Fuels — 1.4%
188,463	OGX Petroleo e Gas S.A., Sponsored ADR	116,847
50,446	Pacific Exploration and Production Corp.(f)	2,206,602
1,172,928	Whiting Petroleum Corp.(f)	14,098,589

		16,422,038

	Pharmaceuticals — 0.2%
38,880	Bristol-Myers Squibb Co.	2,272,147

	Total Common Stocks (Identified Cost $22,973,310)	20,598,477

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
Other Investments — 0.7%
	Aircraft ABS — 0.7%
900	ECAF I Blocker Ltd.(d)(e) (Identified Cost $9,000,000)	$8,840,043

Units of Currency(††††)
Purchased Options — 0.1%
	Over-the-Counter Options on Currency — 0.1%
41,652,000	TRY Call, expiring January 20, 2017 at 3.4000(f)(l)	2,499
39,990,000	TWD Put, expiring January 17, 2017 at 31.7800(f)(m)	870,942

		873,441

	Total Purchased Options (Identified Cost $1,622,400)	873,441

Principal Amount (‡)
Short-Term Investments — 13.3%
$22,195,000(††)	Mexican Federal Treasury Certificates, 4.480%, 1/05/2017, (MXN)(b)(n)	10,702,603
189,022	Repurchase Agreement with State Street Bank and Trust Company, dated 12/30/2016 at 0.000% to be repurchased at $189,022 on 1/03/2017 collateralized by $190,700 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $192,848 including accrued interest (Note 2 of Notes to Financial Statements)	189,022
53,915,596	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $53,915,776 on 1/03/2017 collateralized by $2,810,000 U.S. Treasury Note, 3.625% due 2/15/2020 valued at $ 3,027,025; $53,445,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $51,972,002 including accrued interest (Note 2 of Notes to Financial Statements)	53,915,596
35,700,000	U.S. Treasury Bills, 0.318%, 1/05/2017(b)(n)	35,699,286
5,400,000	U.S. Treasury Bills, 0.381%, 1/12/2017(b)(n)(o)	5,399,460
35,700,000	U.S. Treasury Bills, 0.466%, 4/06/2017(b)(n)	35,651,412
17,610,000	U.S. Treasury Bills, 0.583%, 5/25/2017(b)(n)	17,567,807

	Total Short-Term Investments (Identified Cost $160,047,307)	159,125,186

	Total Investments — 98.3% (Identified Cost $1,196,862,113)(a)	1,176,079,486
	Other assets less liabilities — 1.7%	20,867,537

	Net Assets — 100.0%	$1,196,947,023

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Options on currency are expressed as units of currency.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

(a)	Federal Tax Information:
At December 31, 2016, the net unrealized depreciation on investments based on a cost of $1,197,195,311 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,072,731
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(47,188,556)

	Net unrealized depreciation	$(21,115,825)

(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(d)	Fair valued by the Fund’s adviser. At December 31, 2016, the value of these securities amounted to $18,528,225 or 1.5% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Non-income producing security.
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2016, the value of these securities amounted to $16,778,275 or 1.4% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2016.
(k)	Position is unsettled. Contract rate was not determined at December 31, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)	Counterparty is Deutsche Bank AG.
(m)	Counterparty is Bank of America, N.A.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(o)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of Rule 144A holdings amounted to $346,837,576 or 29.0% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

PRIBOR	Prague Interbank Offered Rate
SAFEX	South African Futures Exchange
TIIE	Equilibrium Interbank Interest Rate (Tasa de Interes de Equilibrio)

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
PLN	Polish Zloty
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

At December 31, 2016, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)		Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Republic of Turkey	(1.00%)	12/20/2021	12,000,000		$921,372	$939,786	$18,414
Barclays Bank PLC	Enel SpA	(1.00%)	12/20/2021	5,500,000	EUR	30,951	(20,481)	(51,432)
Barclays Bank PLC	Markit iTraxx Asia ex-Japan Index Series 25, 5-Year	(1.00%)	6/20/2021	4,370,000		76,230	6,968	(69,262)
Deutsche Bank AG	Republic of China	(1.00%)	6/20/2021	5,900,000		27,412	20,049	(7,363)
JPMorgan Chase Bank, N.A.	Enel SpA	(1.00%)	12/20/2021	5,500,000	EUR	33,733	(20,481)	(54,214)
JPMorgan Chase Bank, N.A.	Intesa Sanpaolo SpA	(1.00%)	12/20/2021	5,500,000	EUR	189,491	110,362	(79,129)
JPMorgan Chase Bank, N.A.	Intesa Sanpaolo SpA	(1.00%)	12/20/2021	5,500,000	EUR	205,345	110,362	(94,983)
Morgan Stanley Capital Services, Inc.	Markit iTraxx Asia ex-Japan Index Series 25, 5-Year	(1.00%)	6/20/2021	8,910,000		160,874	14,207	(146,667)

Total							$1,160,772	$(484,636)

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2016, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection
Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Market Value	Unrealized Appreciation (Depreciation)
CDX.HY Series 27, 5-Year	(5.00%)	12/20/2021	35,600,000	$(2,203,925)	$(850,080)
CDX.HY Series 27, 5-Year	(5.00%)	12/20/2021	12,000,000	(742,896)	(286,544)
CDX.HY Series 27, 5-Year	(5.00%)	12/20/2021	11,750,000	(727,419)	(280,574)

Total				$(3,674,240)	$(1,417,198)

At December 31, 2016, the Fund had the following open centrally cleared interest rate swap agreements:

	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
	76,950,000	GBP	7/21/2018	6-month LIBOR	0.526%	$(82,251)
	76,950,000	GBP	7/22/2018	6-month LIBOR	0.499%	(121,655)
	19,195,200	USD	7/18/2026	1.410%	3-month LIBOR	1,548,618
	25,650,000	GBP	7/21/2021	0.621%	6-month LIBOR	293,889
	25,650,000	GBP	7/22/2021	0.594%	6-month LIBOR	332,029

Total						$1,970,630

At December 31, 2016, the Fund had the following open bilateral interest rate swap agreements:
Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Bank of America, N.A.	36,000,000	ZAR	5/8/2025	7.950%	3-month SAFEX-JIBAR	$40,717
Bank of America, N.A.	330,558,000	MXN	7/3/2026	28-day TIIE	6.130%	(1,925,781)
Bank of America, N.A.	2,874,300,000	CZK	8/3/2018	6-month PRIBOR	0.300%	102,541
Bank of America, N.A.	862,000,000	CZK	8/3/2021	0.350%	6-month PRIBOR	178,643
Bank of America, N.A.	344,900,000	CZK	8/4/2018	6-month PRIBOR	0.305%	13,327
Bank of America, N.A.	143,600,000	CZK	8/4/2021	0.355%	6-month PRIBOR	28,597
Bank of America, N.A.	1,741,000,000	CZK	7/29/2018	6-month PRIBOR	0.320%	83,705
Bank of America, N.A.	698,000,000	CZK	7/29/2021	0.370%	6-month PRIBOR	117,013
Barclays Bank PLC	291,000,000	ZAR	5/5/2025	7.950%	3-month SAFEX-JIBAR	327,908
Deutsche Bank AG	670,000,000	CZK	7/29/2021	0.375%	6-month PRIBOR	106,298
Deutsche Bank AG	104,000,000	MXN	7/3/2026	28-day TIIE	6.135%	(604,184)
Deutsche Bank AG	1,710,000,000	CZK	7/29/2018	6-month PRIBOR	0.325%	87,537
JPMorgan Chase Bank, N.A.	57,120,000	ZAR	4/17/2025	7.720%	3-month SAFEX-JIBAR	120,759

Total						$(1,322,920)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	1/05/2017	Brazilian Real	37,900,000	$11,641,224	$180,686
Sell[1]	1/05/2017	Brazilian Real	37,900,000	11,641,224	(378,222)
Sell[2]	1/17/2017	Brazilian Real	23,300,000	7,131,992	(263,901)
Sell[1]	7/06/2017	Brazilian Real	37,900,000	11,101,026	(164,653)
Sell[3]	1/12/2017	British Pound	5,095,000	6,280,905	138,795
Sell[1]	2/09/2017	British Pound	1,225,000	1,511,108	9,191
Sell[1]	1/27/2017	Canadian Dollar	39,200,000	29,204,830	(274,001)
Sell[1]	1/30/2017	Canadian Dollar	31,300,000	23,320,009	(122,624)
Sell[4]	1/27/2017	Colombian Peso	18,400,000,000	6,102,411	(351,063)
Sell[2]	1/10/2017	Euro	15,950,000	16,797,293	306,530
Sell[3]	1/17/2017	Euro	2,000,000	2,106,950	28,670
Sell[2]	1/30/2017	Euro	32,550,000	34,309,971	(190,735)
Buy[2]	1/10/2017	Hungarian Forint	4,962,600,000	16,896,504	(16,741)
Sell[4]	2/23/2017	Indonesian Rupiah	196,800,000,000	14,499,431	(243,727)
Buy[1]	1/30/2017	Mexican Peso	445,000,000	21,388,261	74,163
Sell[1]	1/09/2017	Mexican Peso	219,200,000	10,566,252	776,665
Sell[2]	1/17/2017	Mexican Peso	92,400,000	4,449,006	80,406
Sell[1]	1/27/2017	Mexican Peso	11,230,986	540,023	(552)
Sell[5]	1/17/2017	New Zealand Dollar	28,200,000	19,582,266	591,027
Buy[1]	1/27/2017	Norwegian Krone	147,430,000	17,076,862	195,804
Buy[1]	1/30/2017	Norwegian Krone	253,000,000	29,305,596	233,156
Sell[3]	4/28/2017	Polish Zloty	45,000,000	10,733,819	947,666
Sell[2]	1/17/2017	South Korean Won	25,000,000,000	20,698,791	645,015
Buy[1]	1/17/2017	Swedish Krona	161,100,000	17,699,818	139,115
Buy[2]	9/19/2017	Yuan Renminbi	235,000,000	33,575,400	245,848
Sell[2]	9/19/2017	Yuan Renminbi	235,000,000	33,575,400	653,717

Total					$3,240,235

1 Counterparty is Morgan Stanley Capital Services, Inc.

2 Counterparty is Bank of America, N.A.

3 Counterparty is Deutsche Bank AG

4 Counterparty is Credit Suisse International

5 Counterparty is Commonwealth Bank of Australia Sydney

At December 31, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
CBOE SPX Volatility Index	2/15/2017	166	$2,751,450	$(168,848)

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/22/2017	76	$12,179,000	$168,932
Ultra 10 Year U.S. Treasury Note	3/22/2017	236	31,638,750	226,727
5 Year U.S. Treasury Note	3/31/2017	578	68,009,828	(561,024)
10 Year U.S. Treasury Note	3/22/2017	720	89,482,500	494,171

Total				$328,806

Industry Summary at December 31, 2016

ABS Home Equity	12.6%
ABS Credit Card	7.3
ABS Car Loan	6.0
Independent Energy	5.4
Non-Agency Commercial Mortgage-Backed Securities	4.8
Midstream	4.7
ABS Other	4.0
Technology	3.8
Banking	3.4
Automotive	2.6
Pharmaceuticals	2.5
Treasuries	2.3
Other Investments, less than 2% each	25.6
Short-Term Investments	13.3

Total Investments	98.3
Other assets less liabilities (including swap agreements, forward foreign currency and futures contracts)	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

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|  48

Statements of Assets and Liabilities

December 31, 2016

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
ASSETS
Investments at cost	$61,514,111	$1,196,862,113
Net unrealized appreciation (depreciation)	10,493,972	(20,782,627)

Investments at value	72,008,083	1,176,079,486
Cash	—	1,078,123
Due from brokers (Note 2)	—	11,725,674
Foreign currency at value (identified cost $0 and $4,059,048, respectively)	—	3,728,098
Receivable for Fund shares sold	230,017	5,072,114
Receivable for securities sold	—	83,502
Collateral received for open forward foreign currency contracts, options or swap agreements (Notes 2 and 4)	—	4,099,630
Dividends and interest receivable	92,056	6,262,980
Unrealized appreciation on bilateral swap agreements (Note 2)	—	1,225,459
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	5,246,454
Tax reclaims receivable	—	9,277
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	1,645,408
Fees receivable on swap agreements (Note 2)	—	822,207
Prepaid expenses (Note 7)	138	2,778

TOTAL ASSETS	72,330,294	1,217,081,190

LIABILITIES
Options written, at value (premiums received $1,217,286 and $0, respectively) (Note 2)	1,358,200	—
Payable for securities purchased	—	7,842,203
Unrealized depreciation on bilateral swap agreements (Note 2)	—	3,033,015
Payable for Fund shares redeemed	234,201	606,086
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	2,006,219
Payable for variation margin on centrally cleared swap agreements (Note 2)	—	131,251
Due to brokers (Note 2)	—	4,099,630
Payable for variation margin on futures contracts (Note 2)	—	520,090
Fees payable on swap agreements (Note 2)	—	919,264
Management fees payable (Note 6)	48,504	701,369
Deferred Trustees’ fees (Note 6)	22,450	92,209
Administrative fees payable (Note 6)	2,676	45,163
Payable to distributor (Note 6d)	393	9,984
Other accounts payable and accrued expenses	54,182	127,684

TOTAL LIABILITIES	1,720,606	20,134,167

NET ASSETS	$70,609,688	$1,196,947,023

NET ASSETS CONSIST OF:
Paid-in capital	$65,426,731	$1,273,001,223
Distributions in excess of net investment income	(21,052)	(1,669,570)
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(5,149,049)	(55,020,455)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	10,353,058	(19,364,175)

NET ASSETS	$70,609,688	$1,196,947,023

See accompanying notes to financial statements.

49  |

Statements of Assets and Liabilities (continued)

December 31, 2016

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$6,507,245	$67,746,118

Shares of beneficial interest	597,648	6,871,861

Net asset value and redemption price per share	$10.89	$9.86

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.55	$10.30

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$524,292	$45,674,260

Shares of beneficial interest	48,250	4,649,398

Net asset value and offering price per share	$10.87	$9.82

Class Y shares:
Net assets	$63,578,151	$1,083,526,645

Shares of beneficial interest	5,836,633	110,039,832

Net asset value, offering and redemption price per share	$10.89	$9.85

See accompanying notes to financial statements.

|  50

Statements of Operations

For the Year Ended December 31, 2016

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
INVESTMENT INCOME
Interest	$640	$49,631,562
Dividends	1,434,866	1,869,517
Less net foreign taxes withheld	(388)	(15,281)

	1,435,118	51,485,798

Expenses
Management fees (Note 6)	420,410	8,505,759
Service and distribution fees (Note 6)	15,770	713,430
Administrative fees (Note 6)	28,710	539,257
Trustees’ fees and expenses (Note 6)	20,524	48,169
Transfer agent fees and expenses (Note 6)	35,691	839,782
Audit and tax services fees	50,094	82,509
Custodian fees and expenses	54,542	145,457
Legal fees	1,081	17,358
Registration fees	59,523	70,668
Shareholder reporting expenses	3,048	33,650
Miscellaneous expenses (Note 7)	10,792	57,242

Total expenses	700,185	11,053,281
Less waiver and/or expense reimbursement (Note 6)	(69,968)	—

Net expenses	630,217	11,053,281

Net investment income	804,901	40,432,517

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(1,708,951)	188,180
Futures contracts	—	(4,680,774)
Options/swaptions written	(1,679,523)	(78,106)
Swap agreements	—	(1,940,585)
Foreign currency transactions	—	(14,117,611)
Net change in unrealized appreciation (depreciation) on:
Investments	8,823,220	55,962,458
Futures contracts	—	1,359,156
Options/swaptions written	(775,949)	(1,204,936)
Swap agreements	—	(3,624,488)
Foreign currency translations	—	4,331,047

Net realized and unrealized gain on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	4,658,797	36,194,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,463,698	$76,626,858

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Gateway Equity Call Premium Fund		Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$804,901	$565,577	$40,432,517	$40,768,224
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(3,388,474)	(1,305,010)	(20,628,896)	9,367,111
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	8,047,271	1,812,287	56,823,237	(73,340,507)

Net increase (decrease) in net assets resulting from operations	5,463,698	1,072,854	76,626,858	(23,205,172)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(57,801)	(39,013)	(1,492,404)	(4,059,682)
Class C	(1,192)	(187)	(703,920)	(1,842,482)
Class Y	(719,110)	(520,001)	(25,810,102)	(47,419,979)

Total distributions	(778,103)	(559,201)	(28,006,426)	(53,322,143)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	11,698,686	32,799,930	(213,904,671)	74,883,671

Net increase (decrease) in net assets	16,384,281	33,313,583	(165,284,239)	(1,643,644)
NET ASSETS
Beginning of the year	54,225,407	20,911,824	1,362,231,262	1,363,874,906

End of the year	$70,609,688	$54,225,407	$1,196,947,023	$1,362,231,262

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(21,052)	$(7,362)	$(1,669,570)	$517,945

See accompanying notes to financial statements.

|  52

Financial Highlights

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.15	(b)	0.02
Net realized and unrealized gain (loss)	0.66	0.24		(0.02)

Total from Investment Operations	0.77	0.39		0.00	(c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.13)		(0.04)

Net asset value, end of the period	$10.89	$10.22		$9.96

Total return(d)(e)	7.58%	3.90%		0.00	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,507	$3,855		$96
Net expenses(g)	1.20%	1.20%		1.20	%(h)
Gross expenses	1.31%	1.70%		3.69	%(h)
Net investment income	1.02%	1.47	%(b)	0.84	%(h)
Portfolio turnover rate	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02	0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	0.68	0.22		(0.01)

Total from Investment Operations	0.70	0.31		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.06)		(0.02)

Net asset value, end of the period	$10.87	$10.22		$9.97

Total return(d)(e)	6.85%	3.07%		(0.12	)%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$524	$37		$1
Net expenses(g)	1.95%	1.95%		1.95	%(h)
Gross expenses	1.98%	2.40%		4.37	%(h)
Net investment income	0.23%	0.85	%(b)	0.01	%(h)
Portfolio turnover rate	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.16	(b)	0.02
Net realized and unrealized gain (loss)	0.67	0.24		(0.01)

Total from Investment Operations	0.80	0.40		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.15)		(0.04)

Net asset value, end of the period	$10.89	$10.22		$9.97

Total return(c)	7.83%	4.03%		0.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,578	$50,334		$20,815
Net expenses(e)	0.95%	0.95%		0.95	%(f)
Gross expenses	1.06%	1.45%		3.54	%(f)
Net investment income	1.27%	1.59	%(b)	0.99	%(f)
Portfolio turnover rate	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$9.45	$9.96	$10.06		$10.20	$9.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.26	0.29	(b)	0.37	0.37
Net realized and unrealized gain (loss)	0.31	(0.42)	(0.07)		(0.28)	0.77

Total from Investment Operations	0.61	(0.16)	0.22		0.09	1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.35)	(0.32)		(0.23)	(0.28)

Net asset value, end of the period	$9.86	$9.45	$9.96		$10.06	$10.20

Total return(c)	6.57%	(1.68)%	2.24	%(b)	0.96%	12.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$67,746	$116,055	$104,056		$177,339	$80,704
Net expenses	1.10%	1.10%	1.10%		1.11%	1.12%
Gross expenses	1.10%	1.10%	1.10%		1.11%	1.12%
Net investment income	3.14%	2.66%	2.90	%(b)	3.68%	3.77%
Portfolio turnover rate	72%	72%	87%		115%	116%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$9.42	$9.93	$10.03		$10.16	$9.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.19	0.21	(b)	0.30	0.30
Net realized and unrealized gain (loss)	0.30	(0.43)	(0.06)		(0.28)	0.76

Total from Investment Operations	0.53	(0.24)	0.15		0.02	1.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.27)	(0.25)		(0.15)	(0.21)

Net asset value, end of the period	$9.82	$9.42	$9.93		$10.03	$10.16

Total return(c)	5.70%	(2.44)%	1.47	%(b)	0.22%	11.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$45,674	$62,453	$71,215		$91,694	$67,748
Net expenses	1.85%	1.85%	1.85%		1.86%	1.87%
Gross expenses	1.85%	1.85%	1.85%		1.86%	1.87%
Net investment income	2.40%	1.91%	2.13	%(b)	2.96%	3.05%
Portfolio turnover rate	72%	72%	87%		115%	116%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$9.44	$9.95	$10.05		$10.19	$9.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.29	0.31	(b)	0.40	0.41
Net realized and unrealized gain (loss)	0.32	(0.43)	(0.06)		(0.29)	0.76

Total from Investment Operations	0.64	(0.14)	0.25		0.11	1.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.37)	(0.35)		(0.25)	(0.31)

Net asset value, end of the period	$9.85	$9.44	$9.95		$10.05	$10.19

Total return	6.86%	(1.43)%	2.52	%(b)	1.19%	12.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,083,527	$1,183,723	$1,188,605		$970,539	$497,648
Net expenses	0.85%	0.85%	0.85%		0.86%	0.87%
Gross expenses	0.85%	0.85%	0.85%		0.86%	0.87%
Net investment income	3.39%	2.91%	3.10	%(b)	3.92%	4.09%
Portfolio turnover rate	72%	72%	87%		115%	116%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.

See accompanying notes to financial statements.

|  58

Notes to Financial Statements

December 31, 2016

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Equity Call Premium Fund

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The Gateway Equity Call Premium Fund is a diversified investment company. The Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Equity Call Premium Fund and 4.25% for Strategic Alpha Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 fees applicable to class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with

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Notes to Financial Statements (continued)

December 31, 2016

accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price)

|  60

Notes to Financial Statements (continued)

December 31, 2016

supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

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Notes to Financial Statements (continued)

December 31, 2016

As of December 31, 2016, written options held by Gateway Equity Call Premium Fund were fair valued at $(1,358,200), representing (1.9)% of net assets, using the closing rotation values published by the CBOE.

As of December 31, 2016, securities held by Strategic Alpha Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$16,778,275	1.4%	$18,528,225	1.5%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

|  62

Notes to Financial Statements (continued)

December 31, 2016

Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of Strategic Alpha Fund’s net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

For the year ended December 31, 2016, the amount of income available to be distributed by Strategic Alpha Fund has been reduced by $11,833,779 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

63  |

Notes to Financial Statements (continued)

December 31, 2016

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized

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Notes to Financial Statements (continued)

December 31, 2016

loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a

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Notes to Financial Statements (continued)

December 31, 2016

specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are

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Notes to Financial Statements (continued)

December 31, 2016

amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, swaptions, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options and bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, options and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions

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Notes to Financial Statements (continued)

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taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, swap adjustments, treasury inflation-protected bonds, foreign currency gains and losses, convertible bonds, deferred Trustees’ fees, defaulted and/or non-income producing securities, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap adjustments, wash sales, return of capital distributions received, convertible bonds, forward foreign currency, options and futures contracts mark-to-market and straddle deferrals. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

December 31, 2016

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Equity Call Premium Fund	$778,103	$—	$778,103	$559,201	$—	$559,201
Strategic Alpha Fund	28,006,426	—	28,006,426	53,322,143	—	53,322,143

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Undistributed ordinary income	$1,399	$2,538,801

Total undistributed earnings	1,399	2,538,801

Capital loss carryforward:
Short-term:
No expiration date	(3,203,687)	(37,730,155)
Long-term:
No expiration date	(2,061,547)	(17,520,479)

Total capital loss carryforward	(5,265,234)	(55,250,634)

Unrealized appreciation (depreciation)	10,469,243	(22,660,525)

Total accumulated earnings (losses)	$5,205,408	$(75,372,358)

As of December 31, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Unrealized appreciation (depreciation)
Investments	$10,469,243	$(8,431,064)
Foreign currency translations	—	(14,229,461)

Total unrealized appreciation (depreciation)	$10,469,243	$(22,660,525)

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Notes to Financial Statements (continued)

December 31, 2016

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

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Notes to Financial Statements (continued)

December 31, 2016

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2016.

o.  Securities Lending.  The Strategic Alpha Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended December 31, 2016, the Fund did not loan securities under this agreement.

p.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve

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December 31, 2016

future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

q.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates, and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Fund’s financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid

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Notes to Financial Statements (continued)

December 31, 2016

prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016, at value:

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$69,217,732	$—	$—	$69,217,732
Short-Term Investments	—	2,790,351	—	2,790,351

Total	$69,217,732	$2,790,351	$—	$72,008,083

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(1,358,200)	$—	$(1,358,200)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2016

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$147,954,418	$3,187,399	(b)	$151,141,817
ABS Other	—	33,698,372	11,836,146	(c)	45,534,518
Banking	—	37,531,401	2,704,314	(d)	40,235,715
Government Owned - No Guarantee	—	20,285,143	2,180,900	(d)	22,466,043
Independent Energy	—	58,400,573	—	(e)	58,400,573
Non-Agency Commercial Mortgage-Backed Securities	—	53,657,265	3,349,021	(d)	57,006,286
All Other Non-Convertible Bonds(a)	—	495,384,682	—		495,384,682

Total Non-Convertible Bonds	—	846,911,854	23,257,780		870,169,634

Convertible Bonds(a)	—	13,857,623	—		13,857,623

Total Bonds and Notes	—	860,769,477	23,257,780		884,027,257

Senior Loans
Wirelines	—	3,484,137	1,165,800	(d)	4,649,937
All Other Senior Loans(a)	—	84,489,399	—		84,489,399

Total Senior Loans	—	87,973,536	1,165,800		89,139,336

Loan Participations(a)	—	—	2,256,710	(d)	2,256,710
Preferred Stocks
Convertible Preferred Stocks
Pharmaceuticals	397,242	1,331,496	—		1,728,738
All Other Convertible Preferred Stocks(a)	5,248,298	—	—		5,248,298

Total Convertible Preferred Stocks	5,645,540	1,331,496	—		6,977,036

Non-Convertible Preferred Stock(a)	—	4,242,000	—		4,242,000

Total Preferred Stocks	5,645,540	5,573,496	—		11,219,036

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Notes to Financial Statements (continued)

December 31, 2016

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Common Stocks(a)	$20,598,477	$—	$—		$20,598,477
Other Investments(a)	—	—	8,840,043	(f)	8,840,043
Purchased Options(a)	—	873,441	—		873,441
Short-Term Investments	—	159,125,186	—		159,125,186

Total Investments	26,244,017	1,114,315,136	35,520,333		1,176,079,486

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	18,414	—		18,414
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	2,174,536	—		2,174,536
Bilateral Interest Rate Swap Agreements (unrealized appreciation)	—	1,207,045	—		1,207,045
Forward Foreign Currency Contracts (unrealized appreciation)	—	5,246,454	—		5,246,454
Futures Contracts (unrealized appreciation)	889,830	—	—		889,830

Total	$27,133,847	$1,122,961,585	$35,520,333		$1,185,615,765

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Bilateral Credit Default Swap Agreements (unrealized depreciation)	$—	$(503,050)	$—		$(503,050)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(1,417,198)	—		(1,417,198)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(203,906)	—		(203,906)
Bilateral Interest Rate Swap Agreements (unrealized depreciation)	—	(2,529,965)	—		(2,529,965)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,006,219)	—		(2,006,219)
Futures Contracts (unrealized depreciation)	(729,872)	—	—		(729,872)

Total	$(729,872)	$(6,660,338)	$—		$(7,390,210)

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Notes to Financial Statements (continued)

December 31, 2016

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices ($708,138) or fair valued by the Fund’s adviser ($2,479,261).
(c)	Valued using broker-dealer bid prices ($4,627,225) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($7,208,921).
(d)	Valued using broker-dealer bid prices.
(e)	Fair valued at zero using level 3 inputs.
(f)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2015 and/or December 31, 2016:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2015		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$1,961,377		$—	$33,522	$(31,816)	$—
ABS Other	13,438,737		—	1,779	(3,032,386)	5,792,930
Banking	—		(153,258)	—	(96,863)	2,954,435
Government Owned - No Guarantee	—		—	—	250,900	1,930,000
Independent Energy	—	(a)	310,422		(310,422)	—
Non-Agency Commercial Mortgage-Backed Securities	16,593,700		—	(9,066)	(77,676)	—
Senior Loans
Wirelines	—		5	—	11,595	1,154,200
Loan Participations	2,445,609		—	(1,257)	(20,095)	—
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	—	—	—
Other Investments
Aircraft ABS	8,820,000		—	—	20,043	—

Total	$43,259,423		$157,169	$24,978	$(3,286,720)	$11,831,565

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Notes to Financial Statements (continued)

December 31, 2016

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(951,246)	$2,175,562	$—	$3,187,399		$(31,692)
ABS Other	(6,519,178)	5,267,400	(3,113,136)	11,836,146		(3,091,389)
Banking	—	—	—	2,704,314		(96,863)
Government Owned - No Guarantee	—	—	—	2,180,900		250,900
Independent Energy	—	—	—	—	(a)	(310,422)
Non-Agency Commercial Mortgage-Backed Securities	(3,435,000)	—	(9,722,937)	3,349,021		(93,027)
Senior Loans
Wirelines	—	—	—	1,165,800		11,595
Loan Participations	(167,547)	—	—	2,256,710		(23,028)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—		—
Other Investments
Aircraft ABS	—	—	—	8,840,043		20,043

Total	$(11,072,971)	$7,442,962	$(12,836,073)	$35,520,333		$(3,363,883)

(a)	Fair valued at zero.

Debt securities valued at $1,308,689 were transferred from Level 2 to Level 3 during the period ended December 31, 2016. At December 31, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $6,134,273 were transferred from Level 2 to Level 3 during the period ended December 31, 2016. At December 31, 2015, these securities were valued

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Notes to Financial Statements (continued)

December 31, 2016

on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2016, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $12,836,073 were transferred from Level 3 to Level 2 during the period ended December 31, 2016. At December 31, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

Gateway Equity Call Premium Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the year ended December 31, 2016, written index call options were used in accordance with this objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2016, the Fund used futures, forward foreign currency and option contracts, swaptions, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in

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Notes to Financial Statements (continued)

December 31, 2016

foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2016, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2016, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2016, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(1,358,200)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(1,679,523)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$(775,949)

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Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[2]	Unrealized appreciation on futures contracts[3]	Total
Over-the-counter asset derivatives
Interest rate contracts	$—	$—	$1,207,045	$—	$1,207,045
Foreign exchange contracts	873,441	5,246,454	—	—	6,119,895
Credit contracts	—	—	1,201,734	—	1,201,734

Total over-the-counter asset derivatives	$873,441	$5,246,454	$2,408,779	$—	$8,528,674

Exchange-traded/ cleared asset derivatives
Interest rate contracts	$—	$—	$2,174,536	$889,830	$3,064,366

Total exchange-traded/cleared asset derivatives	$—	$—	$2,174,536	$889,830	$3,064,366

Total asset derivatives	$873,441	$5,246,454	$4,583,315	$889,830	$11,593,040

Liabilities	Unrealized depreciation on forward foreign currency contracts	Swap agreements at value[2]	Unrealized depreciation on futures contracts[3]	Total
Over-the-counter liability derivatives
Interest rate contracts	$—	$(2,529,965)	$—	$(2,529,965)
Foreign exchange contracts	(2,006,219)	—	—	(2,006,219)
Credit contracts	—	(40,962)	—	(40,962)

Total over-the-counter liability derivatives	$(2,006,219)	$(2,570,927)	$—	$(4,577,146)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$(203,906)	$(561,024)	$(764,930)
Credit contracts	—	(3,674,240)	—	(3,674,240)
Equity contracts	—	—	(168,848)	(168,848)

Total exchange-traded/cleared liability derivatives	$—	$(3,878,146)	$(729,872)	$(4,608,018)

Total liability derivatives	$(2,006,219)	$(6,449,073)	$(729,872)	$(9,185,164)

[1]	Represents purchased options, at value.

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[2]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

[3]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2016, as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$(4,113,923)	$(5,136,751)	$1,783,740	$2,199,856	$—
Foreign exchange contracts	293,631	—	—	—	(14,451,328)
Credit contracts	—	—	—	(4,140,441)	—
Equity contracts	(86,169)	455,977	(1,861,846)	—	—

Total	$(3,906,461)	$(4,680,774)	$(78,106)	$(1,940,585)	$(14,451,328)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$2,067,739	$1,052,822	$(1,204,936)	$(2,310,678)	$—
Foreign exchange contracts	(585,760)	—	—	—	4,378,363
Credit contracts	—	—	—	(1,313,810)	—
Equity contracts	26,553	306,334	—	—	—

Total	$1,508,532	$1,359,156	$(1,204,936)	$(3,624,488)	$4,378,363

[4]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.
[5]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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December 31, 2016

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2016:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.95%
Highest Notional Amount Outstanding	99.15%
Lowest Notional Amount Outstanding	98.70%
Notional Amount Outstanding as of December 31, 2016	98.97%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2016:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	37.88%	61.42%	6.59%	41.37%
Highest Notional Amount Outstanding	59.34%	99.15%	11.73%	101.50%
Lowest Notional Amount Outstanding	27.73%	11.63%	1.66%	1.85%
Notional Amount Outstanding as of December 31, 2016	34.40%	17.05%	9.50%	56.25%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2016:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	4.78%	3.27%	2.08%	0.38%
Highest Market Value of Underlying Instruments	12.05%	7.24%	11.06%	4.84%
Lowest Market Value of Underlying Instruments	0.00%	2.11%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2016	3.35%	3.29%	0.00%	0.00%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate and for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate.

The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2016:

Strategic Alpha Fund	Interest Rate Put Swaptions Purchased	Interest Rate Call Swap tions Purchased	Interest Rate Call Swap tions Written
Average Premium Paid/Received	0.07%	0.23%	0.10%
Highest Premium Paid/Received	0.14%	0.34%	0.15%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2016	0.00%	0.00%	0.00%

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December 31, 2016

The following is a summary of Gateway Equity Call Premium Fund’s written option activity:

Gateway Equity Call Premium Fund	Number of Contracts	Premiums
Outstanding at December 31, 2015	252	$1,260,695
Options written	3,252	11,725,016
Options terminated in closing purchase transactions	(3,151)	(11,702,746)
Options expired	(47)	(65,679)

Outstanding at December 31, 2016	306	$1,217,286

The following is a summary of Strategic Alpha Fund’s written option activity:

Strategic Alpha Fund	Number of Contracts	Premiums
Outstanding at December 31, 2015	—	$—
Options written	18,167	3,041,285
Options terminated in closing purchase transactions	(8,928)	(2,713,469)
Options expired	(9,239)	(327,816)
Options assigned	—	—

Outstanding at December 31, 2016	—	$—

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

Strategic Alpha Fund	Notional Amount	Premiums
Outstanding at December 31, 2015	$130,200,000	$1,783,740
Swaptions expired	(130,200,000)	(1,783,740)
Swaptions terminated in closing purchase transactions	—	—

Outstanding at December 31, 2016	$—	$—

OTC derivatives, including forward foreign currency contracts, options, interest rate swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow

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the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2016, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$4,306,787	$(2,397,158)	$1,909,629	$(1,909,629)	$—
Barclays Bank PLC	334,876	(20,481)	314,395	(289,630)	24,765
Commonwealth Bank of Australia Sydney	591,027	—	591,027	—	591,027
Deutsche Bank AG	1,331,514	(604,184)	727,330	(727,330)	—
JPMorgan Chase Bank, N.A.	341,483	(20,481)	321,002	(321,002)	—
Morgan Stanley Capital Services, Inc.	1,622,987	(940,052)	682,935	—	682,935

	$8,528,674	$(3,982,356)	$4,546,318	$(3,247,591)	$1,298,727

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(2,397,158)	$2,397,158	$—	$—	$—
Barclays Bank PLC	(20,481)	20,481	—	—	—
Credit Suisse International	(594,790)	—	(594,790)	594,790	—
Deutsche Bank AG	(604,184)	604,184	—	—	—
JPMorgan Chase Bank, N.A.	(20,481)	20,481	—	—	—
Morgan Stanley Capital Services, Inc.	(940,052)	940,052	—	—	—

	$(4,577,146)	$3,982,356	$(594,790)	$594,790	$—

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Notes to Financial Statements (continued)

December 31, 2016

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$24,052,794	$16,228,057

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Notes to Financial Statements (continued)

December 31, 2016

These amounts include cash and U.S. government and agency securities received as collateral of $4,099,630. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2016, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Gateway Equity Call Premium Fund	$—	$—	$25,694,211	$15,577,838
Strategic Alpha Fund	—	82,315,731	769,661,876	1,100,921,610

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended December 31, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.95%
Strategic Alpha Fund	1.30%	2.05%	1.05%

Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2016, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Gateway Equity Call Premium Fund	$420,410	$69,968	$350,442	0.65%	0.54%
Strategic Alpha Fund	8,505,759	—	8,505,759	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2017.

No expenses were recovered for either Fund during the year ended December 31, 2016 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

December 31, 2016

Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Equity Call Premium Fund	$14,469	$325	$976
Strategic Alpha Fund	189,156	131,069	393,205

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Equity Call Premium Fund	$28,710
Strategic Alpha Fund	539,257

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to

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Notes to Financial Statements (continued)

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compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$28,321
Strategic Alpha Fund	810,293

As of December 31, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$393
Strategic Alpha Fund	9,984

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2016 were as follows:

Fund	Commissions
Strategic Alpha Fund	$5,542

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees

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that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2016, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.10% of the Fund’s net assets.

7.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

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Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2016, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  The Funds’ investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Ownership
Gateway Equity Call Premium Fund	3	79.61%
Strategic Alpha Fund	3	41.49%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder

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10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	592,010	$6,121,622	449,589	$4,570,382
Issued in connection with the reinvestment of distributions	5,121	53,868	3,514	35,722
Redeemed	(376,732)	(3,971,403)	(85,447)	(858,858)

Net change	220,399	$2,204,087	367,656	$3,747,246

Class C
Issued from the sale of shares	45,956	$492,236	3,581	$36,310
Issued in connection with the reinvestment of distributions	111	1,192	18	187
Redeemed	(1,416)	(14,955)	(100)	(1,028)

Net change	44,651	$478,473	3,499	$35,469

Class Y
Issued from the sale of shares	1,581,610	$15,844,856	4,210,869	$43,166,037
Issued in connection with the reinvestment of distributions	39,283	412,824	27,812	281,744
Redeemed	(708,332)	(7,241,554)	(1,402,243)	(14,430,566)

Net change	912,561	$9,016,126	2,836,438	$29,017,215

Increase (decrease) from capital share transactions	1,177,611	$11,698,686	3,207,593	$32,799,930

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10.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Loomis Sayles Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,073,679	$19,966,508	6,366,120	$62,543,457
Issued in connection with the reinvestment of distributions	102,020	979,713	318,954	3,111,420
Redeemed	(7,583,445)	(71,672,383)	(4,852,855)	(47,380,866)

Net change	(5,407,746)	$(50,726,162)	1,832,219	$18,274,011

Class C
Issued from the sale of shares	285,547	$2,782,194	1,290,714	$12,573,109
Issued in connection with the reinvestment of distributions	45,145	430,682	122,269	1,191,265
Redeemed	(2,312,367)	(22,078,378)	(1,956,904)	(19,229,282)

Net change	(1,981,675)	$(18,865,502)	(543,921)	$(5,464,908)

Class Y
Issued from the sale of shares	28,064,358	$270,266,593	44,468,853	$439,028,093
Issued in connection with the reinvestment of distributions	1,876,898	18,017,506	3,252,297	31,686,738
Redeemed	(45,303,829)	(432,597,106)	(41,791,361)	(408,640,263)

Net change	(15,362,573)	$(144,313,007)	5,929,789	$62,074,568

Increase (decrease) from capital share transactions	(22,751,994)	$(213,904,671)	7,218,087	$74,883,671

|  94

Report of Independent Registered Public Accounting Firm

To the Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway Equity Call Premium Fund and Loomis Sayles Strategic Alpha Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Equity Call Premium Fund, a series of Gateway Trust, and Loomis Sayles Strategic Alpha Fund, a series of Natixis Funds Trust II (collectively, the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2017

95  |

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	0.61%

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2016 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	0.78%

|  96

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	53 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004 for Natixis Funds Trust II and since May 2007 for Gateway Trust	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  102

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Edmond J. English, Mr. Richard A. Goglia, Ms. Sandra O. Moose, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16
Gateway Trust	$80,438	$81,644	$1,050	$1,380	$17,232	$17,490	$—	$—

1.	Audit-related fees consist of:

2015 & 2016– performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2015 & 2016 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2015 and 2016 were $18,282 and $18,870 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/15- 12/31/15	1/1/16- 12/31/16
Control Affiliates	$41,200	$82,978

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2017

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 22, 2017